Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 1999.

Internet Media Corporation
(Exact name of registrant as specified in its charter)

NEVADA                          333-26385            72-1346591
(State or other jurisdiction (Commission File No.) (I.R.S. Employer
    of incorporation)                              Identification No.)

8748 Quarters Lake Road, Baton Rouge, Louisiana 70809
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (504) 922-7744

Form 8-K

Internet Media Corporation

Item 2.  Acquisition or Disposition of Assets.

On January 29,1999, Internet Media Corporation, a Nevada corporation (the "Company"), acquired, pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement"), all of the outstanding capital stock of CyberHighway, Inc., an Idaho corporation ("CyberHighway"), a full-service Internet Service Provider (ISP) based in Boise, Idaho. The shares of capital stock of CyberHighway were acquired in exchange for 2,000,000 shares of the Company's $.0001 par value Common Stock, as follows: (1) 1,394,000 shares were issued to Julius W. Basham II; (2) 303,000 shares were issued to Wm. Kim Stimpson; and (3) 303,000 shares to David W. Brown. The shares of Company Common Stock issued to the CyberHighway shareholders were valued at $7.50 per share, the closing bid price, as reported by the OTC Electronic Bulletin Board, of the Company's Common Stock, pursuant to the terms of the Reorganization Agreement. The valuation of the shares of Company Common Stock was determined through negotiations with the shareholders of CyberHighway. No cash was used in the acquisition of CyberHighway.

Pursuant to the terms of the Reorganization Agreement, Julius W. Basham, II, was elected as a director and Chief Operating Officer of the Company. In connection with the Reorganization Agreement, Mr. Basham executed an Employment Agreement with the Company.

Pursuant to the terms of the Reorganization Agreement, Wm. Kim Stimpson executed an Employment Agreement with CyberHighway and will continue to serve as an officer and a director of CyberHighway.

Pursuant to the terms of the Reorganization Agreement, David W. Brown executed an Employment Agreement with CyberHighway and will continue to serve as an officer and a director of CyberHighway.

Following the consummation of the Reorganization Agreement, Julius W. Basham, II, Wm. Kim Stimpson, David W. Brown, David M. Loflin, President and a director of the Company, and Waddell D. Loflin, Vice President and a director of the Company, entered into a Voting Agreement with respect to all of their respective shares of Company Common Stock. For the seven-year term of the Voting Agreement, each of such persons have agreed to vote, in an election of directors of the Company, all of their respective shares of Company Common Stock for election of Julius W. Basham, II, David M. Loflin and Waddell D. Loflin as directors of the Company.

Item 7.  Financial Statements and Exhibits.

The financial statements required by this Item 7 are not filed at this time. The required financial statements shall be filed by amendment to this Current Report on Form 8-K not later than 75 days from date of the event to which this Current Report on Form 8-K relates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 12, 1999.

INTERNET MEDIA CORPORATION


By: /s/ David M. Loflin
     David M. Loflin
     President

	INDEX OF EXHIBITS

Exhibit #	Description of Document

2.1		Agreement and Plan of Reorganization, dated as of January 21, 1999, among Internet Media Corporation, a Nevada corporation, Julius W. Basham,
II, Wm. Kim Stimpson and David W. Brown.

10.1		Employment Agreement, dated as of January 29, 1999, between Internet
Media Corporation, a Nevada corporation, and Julius W. Basham, II.

10.2		Employment Agreement, dated as of January 29, 1999, between
CyberHighway, Inc., an Idaho corporation, and Wm. Kim Stimpson.

10.3		Employment Agreement, dated as of January 29, 1999, between
CyberHighway, Inc., an Idaho corporation, and David W. Brown.

10.4		Confidentiality Agreement, dated as of January 29, 1999, between
Internet Media Corporation, a Nevada corporation, and Julius W. Basham, II.

10.5		Confidentiality Agreement, dated as of January 29, 1999, between
CyberHighway, Inc., an Idaho corporation, and Wm. Kim Stimpson.

10.6		Confidentiality Agreement, dated as of January 29, 1999, between
CyberHighway, Inc., an Idaho corporation, and David W. Brown.

10.7		Agreement Not to Compete, dated as of January 29, 1999, between
Internet Media Corporation, a Nevada corporation, and Julius W. Basham, II.

10.8		Agreement Not to Compete, dated as of January 29, 1999, between
CyberHighway, Inc., an Idaho corporation, and Wm. Kim Stimpson.

10.9		Agreement Not to Compete, dated as of January 29, 1999, between
CyberHighway, Inc., an Idaho corporation, and David W. Brown.

10.10		Voting Agreement, dated as of January 29, 1999, among Julius W.
Basham, II, Wm. Kim Stimpson, David W. Brown, David M. Loflin and Waddell
D. Brown.


------------------
EXHIBIT 2.1
------------------

	PLAN AND AGREEMENT OF REORGANIZATION

This Plan and Agreement of Reorganization is entered this 21st day of January, 1999, among Internet Media Corporation, a Nevada corporation, sometimes referred to in this Agreement as the "Purchaser," and Julius W. Basham, II, Wm. Kim Stimpson and David W. Brown, who are individually called the "Shareholder" and collectively called the "Shareholders." The Shareholders are owners of all of the outstanding shares of capital stock of CyberHighway, Inc., an Idaho corporation, sometimes referred to in this Agreement as the "Acquired Corporation."

	This Plan specifies a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. The Purchaser will acquire from the Shareholders all of the issued and outstanding shares of capital stock of the Acquired Corporation, in exchange solely for shares of voting stock of the Purchaser. Under this Plan, the Acquired Corporation will become a subsidiary of the Purchaser.

	In order to consummate the Plan of Reorganization, the Purchaser and Shareholders, in consideration of the mutual covenants and on the basis of the representations and warranties set forth, agree as follows:

	ARTICLE 1

	EXCHANGE OF CAPITAL STOCK

	Transfer of Acquired Corporation's Capital Stock

	1.01.	Subject to the terms and conditions of this Agreement, each
Shareholder will transfer and deliver to Purchaser, on the Closing Date, certificates for shares of capital stock of the Acquired Corporation, duly endorsed in blank with signatures bearing a Medallion Signature Guaranty, as follows:

Name and Address                         No. of Shares of Capital
   of Shareholder                         Stock of Acquired Corporation

Julius W. Basham, II                                    1,725
6176 Laurelwood Drive
Reno, Nevada 89509

Wm. Kim Stimpson                                          375
3350 Americana Terrace
Suite 350
Boise, Idaho 83706

David W. Brown                                            375
3350 Americana Terrace
Suite 350
Boise, Idaho 83706

	Consideration for Transfer

	1.02.	In exchange for the number of shares transferred by each Shareholder pursuant to Paragraph 1.01, Purchaser will issue and cause to be delivered to each Shareholder, on the Closing Date, in proportion to the number of shares of capital stock of CyberHighway, Inc., owned by each, an aggregate of 2,000,000 shares of Purchaser's Common Stock, as follows:

Name and Address                        No. of Shares of Common
   of Shareholder                                 Stock of Purchaser

Julius W. Basham, II                                 1,394,000
Wm. Kim Stimpson                                       303,000
David W. Brown                                         303,000


	The Closing - Closing Date

	1.03.	Subject to the conditions precedent set forth in this Agreement, and the other obligations of the parties set forth in this Agreement, the Plan of Reorganization shall be consummated at the offices of CyberHighway,
Inc., 3350 Americana Terrace, Suite 350, Boise, Idaho 83706, on January 29,
1999, at the hour of 2:00 p.m., or at any other place and date as the parties fix by mutual consent. Consummation shall include the delivery by the Shareholders of their respective shares of capital stock of the
Acquired Corporation, as provided in Paragraph 1.01 of this Agreement, and the delivery by the Purchaser of its shares of Common Stock, as provided in
Paragraph 1.02 of this Agreement. The date of the consummation of this
Agreement is referred to as the "Closing Date."

	ARTICLE 2

	REPRESENTATIONS AND WARRANTIES OF
	SHAREHOLDERS OF ACQUIRED CORPORATION

	Organization and Standing of Acquired Corporation

	2.01.	CyberHighway, Inc., is a corporation duly organized, validly existing, and in good standing under the laws of the State of Idaho, with corporate power to own property and carry on its business as it is now being conducted. Copies of the Articles of Incorporation of CyberHighway, Inc., that have been certified by the Secretary of State of Idaho and delivered to Purchaser, are complete and accurate as of the date of this Agreement. CyberHighway, Inc., is qualified to transact business as a foreign corporation and is in good standing in all jurisdictions in which it carries on business or in which any of its principal properties are located.

	Subsidiaries

	2.02.	CyberHighway, Inc., has no subsidiaries nor any interest in any other corporation, firm,  partnership or other juridical entity.

	Capitalization

	2.03.	CyberHighway, Inc., has an authorized capitalization of 10,000 shares, all of one class of No Par Value Per Share Common Stock, and, as of the Closing Date, 2,475 shares are issued and outstanding, fully paid and non-assessable. There are no outstanding subscriptions, options, contracts, commitments or demands relating to the authorized but unissued stock of CyberHighway, Inc., or other agreements of any character under which CyberHighway, Inc., would be obligated to issue or purchase shares of its capital stock. Shareholders have waived, and do hereby waive, any preemptive or prescriptive right to purchase shares of CyberHighway, Inc., that they have or may have had in the past.

	Ownership of Acquired Corporation's Capital Stock

	2.04.	Each Shareholder is, on the date of this Agreement, and on the
Closing Date will be, the lawful owner of the shares of capital stock of CyberHighway, Inc., that is set opposite the Shareholder's name in Paragraph 1.01 of this Agreement. Each Shareholder has the legal right and power to sell, assign and transfer the shares of the Shareholder in the capital stock of CyberHighway, Inc. The delivery of the described shares to the Purchaser pursuant to the provisions of this Agreement will transfer valid title to the shares free and clear of all liens, encumbrances, claims and other restrictions of any kind.

	Financial Statements

	2.05.	(a)  Shareholders have delivered to Purchaser the balance sheets of
CyberHighway, Inc., for the years ended January 31, 1996 and 1997, and as of the eleven months ended December 31, 1998, and the related statements of income and retained earnings for each of such periods.  All the financial statements described in this Paragraph have been prepared in conformity with generally accepted accounting principles, applied on a consistent basis, and present fairly the financial position of CyberHighway, Inc., as of their respective dates, and as of December 31, 1998, subject to normal changes resulting from the year-end adjustments to the financial statements as of January 31, 1999.

		(b)	Other than changes in the usual and ordinary conduct of the business since December 31, 1998, there have been, and at the Closing Date there will be, no materially adverse changes in such financial condition of
CyberHighway, Inc.  For purposes of this Agreement, the term "material"
shall mean a change in an amount equal to or exceeding $40,000.

		(c)	Subject to any changes as a result of the ordinary and usual course of business, the assets of CyberHighway, Inc., at the Closing Date, will be substantially those owned by it and shown on its financial statements as of
December 31, 1998.

	Operations Since Balance Sheet Date

	2.06.	Since December 31, 1998, CyberHighway, Inc., has not, and prior to the Closing Date will not have, without written notice to Purchaser:

		(a)	Issued or sold any stock, bond or other corporate securities.

		(b)	Except for current liabilities incurred and obligations entered into in the ordinary course of business, incurred any absolute or contingent obligation, including long-term debt.

		(c)	Except for current liabilities shown on the balance sheet and current liabilities incurred since that date in the ordinary course of business, discharged or satisfied any lien or encumbrance, or paid any obligation or liability.

		(d)	Mortgaged, pledged or subjected to lien any of its assets.

		(e)	Except in the ordinary course of business, sold or transferred any of its tangible assets, or canceled any debts or claims, or waived any rights of substantial value, exclusive of any claim arising under any unpaid stock subscriptions agreements.

		(f)	Sold, assigned or transferred any patents, formulas, trademarks, trade names, copyrights, licenses, or other intangible assets.

		(g)	Incurred any materially adverse losses or damage, or become involved in any strikes or other labor disputes.

		(h)	Entered into any transaction other than in the ordinary course of business, except for the transaction that is the subject matter of this
Agreement.

	Title to Assets

	2.07.	The Corporation has good and marketable title to all its assets specified in the schedule described in Paragraph 2.08, and reflected in the balance sheet dated December 31, 1998. None of such is subject to any mortgage, pledge, lien, charge, security interest, encumbrance or restriction, except those that:

		(a)	Are disclosed on the balance sheet as securing specified liabilities;

		(b)	Are disclosed in the Schedule of Assets pursuant to paragraph 2.08; or

		(c)	Do not materially adversely affect the use of the asset. The buildings and equipment of CyberHighway, Inc., are in good condition and repair, except for reasonable wear and tear.

	Schedule of Assets

	2.08.	Prior to the Closing Date, or within forty-five (45) days
thereafter, the Shareholders will have delivered to the Purchaser a separate Schedule of Assets, specifically referring to this paragraph, containing a true and complete:

		(a)	Legal description of all real property owned by CyberHighway, Inc., and any real property in which CyberHighway, Inc., has a leasehold interest;

		(b)	Aged list of accounts receivable as of the Closing Date;

		(c)	List of all capitalized machinery, tools, equipment and rolling stock owned by CyberHighway, Inc., that sets forth any liens, claims, encumbrances, charges, restrictions, covenants and conditions concerning the listed items;

		(d)	Description of all machinery, tools, equipment and rolling stock in which CyberHighway, Inc., has a leasehold interest, with a description of each interest;

		(e)	A true and complete list of all patents, patent licenses, trademarks, trademark registrations, trade names, copyrights, and copyright registrations owned by CyberHighway, Inc.; and

		(f)	List of all fire and other casualty and liability policies of
CyberHighway, Inc., in effect at the time of delivery of such schedule.

	Indebtedness

	2.09.	(a)  Except as set forth in the balance sheet of CyberHighway, Inc., dated  December 31, 1998, described  in  Paragraph  2.05, CyberHighway,
Inc., presently has no outstanding indebtedness other than liabilities incurred in the ordinary course of business or in connection with this transaction.  CyberHighway, Inc., is not in default with respect to any terms or conditions of any indebtedness.

		(b)	CyberHighway, Inc., has not made any assignment for the benefit of creditors, nor has any involuntary or voluntary petition in bankruptcy been filed by or against CyberHighway, Inc..

	Litigation

	2.10.	(a)  CyberHighway, Inc., is not party to, nor has it been threatened with, any litigation or governmental proceeding that, if decided adversely to it, would have a materially adverse affect on the transaction contemplated by this Agreement, or on the financial condition, net worth, prospects or business of CyberHighway, Inc.  To the best of the
Shareholders' knowledge, they are not aware of any facts that might result in any action, suit or other proceeding that would result in any material adverse change in the business or financial condition of CyberHighway,
Inc., except that CyberHighway, Inc., is engaged in a dispute with
networkMCI, Inc., involving a claim against CyberHighway, Inc., of approximately $60,000.

		(b)	To the best knowledge of all Shareholders, CyberHighway, Inc., is not infringing on, or otherwise acting adversely to, any copyrights, trademark rights, patent rights or licenses owned by any other person, and there is no pending claim or threatened action with respect to such rights.
CyberHighway, Inc., is not obligated to make any payments in the form of royalties, fees, or otherwise to any owner or licensor of any patent, trademark, trade name or copyright.

	Compliance With Law and Other Instruments

	2.11.	To the best knowledge of Shareholders, the business operation of
CyberHighway, Inc., has been, and currently is being, conducted in accordance with all applicable laws, rules and regulations of all authorities, including, without limitation, state franchise registration and/or business opportunity laws and regulations, or laws similar thereto. CyberHighway, Inc., is not, to the best knowledge of Shareholders, in violation of, or in default under, any term or provision of its Articles of Incorporation, its Bylaws or of any lien, mortgage, lease, agreement, instrument, order, judgment or decree, or any other type of restriction that would prevent consummation of the exchange of securities contemplated by this Agreement.

	Contractual Obligations

	2.12.	CyberHighway, Inc., is not a party to, or bound by, any written or oral:

		(a)	Contract not disclosed on the December 31, 1998, balance sheet or made in the ordinary course of business;

		(b)	Employment or consultant contract that is not terminable at will without cost or other liability to CyberHighway, Inc., or any successor;

		(c)	Contract with any labor union;

		(d)	Other than as disclosed in the Acquired Corporation's 1998 Employee
Manual, bonus, pension, profit-sharing, retirement, stock option, hospitalization, group insurance or similar plan providing employee benefits;

		(e)	Any real or personal property lease as lessor;

		(f)	Other than as contained in CyberHighway's License Agreements and other than the potential contract with Steele Stolz and Associates to provide marketing and advertising services to CyberHighway's Boise office, advertising contract or contract for public relations services;

		(g)	Other than as disclosed on the enclosed Exhibit "D", deed of trust, mortgage, conditional sales contract, security agreement, pledge agreement, trust receipt or any other agreement subjecting any of the assets or properties of CyberHighway, Inc., to a lien, encumbrance or other restriction;

		(h)	Contract that contains a redetermination of price or similar type of provision.

CyberHighway, Inc., has performed all obligations required to be performed by it to date and is not in material default under any of the contracts, leases or other arrangements by which it is bound. To the best knowledge of CyberHighway, Inc., none of the parties with whom CyberHighway, Inc., has contractual arrangements are in default of their obligations.

	Changes in Compensation

	2.13	Since the balance sheet date of December 31, 1998, CyberHighway,
Inc., has not granted any general pay increase to employees or changed the rate of compensation, commission or bonus payable to any officer, employee, director, agent or stockholder.

	Inventories

	2.14	Since the balance sheet date of December 31, 1998, CyberHighway,
Inc., has continued to replenish its inventories in its normal and customary fashion and will continue to do so until the Closing Date.

	Records

	2.15.	All of the account books, minute books, stock certificate books and stock transfer ledgers of CyberHighway, Inc., are complete and accurate.

	No Brokers or Finders

	2.16.	All negotiations on the part of the Shareholders related to this
Agreement have been accomplished solely by the Shareholders without the assistance of any person employed as a broker or finder. The Shareholders have done nothing to give rise to any valid claims against Purchaser or CyberHighway, Inc., for a brokerage commission, finder's fee or any similar charge.

	Taxes

	2.17.	(a)	CyberHighway, Inc., has filed all federal income tax returns and, in each state where qualified or incorporated, all state income tax and franchise tax returns that are required to be filed.  CyberHighway,
Inc., has paid all taxes as shown on the returns as have become due, and has paid all assessments received that have become due.

		(b)	Shareholders will indemnify Purchaser for any and all material deficiencies in prior years' taxes determined against CyberHighway, Inc.

	Full Disclosure

	2.18.	As of the Closing Date, the Shareholders will have disclosed all events, conditions and facts materially affecting the business and prospects of CyberHighway, Inc. The Shareholders have not withheld knowledge of any events, conditions and facts that they have reasonable ground to know may materially affect the business and prospects of CyberHighway, Inc. None of the representations and warranties made by the Shareholders in this Agreement, or set forth in any other instrument furnished to Purchaser, contain any untrue statement of a material fact, fail to state material facts or fail to state facts necessary to make the statements of fact made not misleading.

	ARTICLE 3

	REPRESENTATIONS AND WARRANTIES OF PURCHASER

	Organization and Standing of Purchaser

	3.01.	Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with corporate power to own property and carry on its business as it is now being conducted.
Copies of the articles of incorporation of Purchaser, that have been certified by the Secretary of State of Nevada and delivered to the Shareholders, are complete and accurate as of the date of this Agreement. Purchaser is not required to be qualified as a foreign corporation to transact business in any other jurisdiction.

	Subsidiaries

	3.02.	Purchaser owns all of the issued and outstanding capital stock of
(1) Winter Entertainment, Inc., a Delaware corporation, (2) Missouri Cable
TV Corp., a Louisiana corporation and (3) Santa Fe Wireless Internet, Inc., a New Mexico corporation, each being duly organized, existing and in good standing under the laws of their respective states of incorporation, with corporate power to own property and to carry on business as now conducted.

	Capitalization

	3.03.	Purchaser has an authorized capitalization of 100,000,000 shares of common stock of the par value of $.0001 per share, of which 8,422,259 shares are issued, outstanding, fully paid and non-assessable as of the date of this Agreement.  Except for 2,550,000 shares of authorized but unissued stock that are reserved for stock options, issuance upon conversion of Purchaser securities or issuable as payment for employment, consulting fees and finder's fees, there are no outstanding options, contracts, calls, commitments or demands relating to the authorized but unissued stock of Purchaser.

	Financial Statements

	3.04.	Purchaser has delivered to the Shareholders:

		(a)	The audited financial statements of Purchaser for the fiscal years ended December 31, 1996 and 1997.  These statements have been audited by
Weaver & Tidwell, LLP,  independent certified public accountants.

		(b)	An unaudited interim balance sheet of the Purchaser and its
subsidiaries as of September 30, 1998, and their related statements of income and cash flows for the nine months ended September 30, 1998.  These statements are subject to year end audit.

	All of the financial statements listed in this paragraph present fairly the financial condition of Purchaser at the specfied dates and the results of its operations for the periods specified. The statements were prepared in accordance with generally accepted accounting principles applied in a manner consistent with prior accounting periods.

	Financial Condition Since Balance Sheet Date

	3.05.	Since the balance sheet date of September 30, 1998, no change, event or condition has occurred that materially and adversely affects the financial condition, assets, business or prospects of Purchaser, to the knowledge of any of its officers.

	Status of Receivables

	3.06.	None of the accounts receivable or contracts receivable indicated in the financial statements specified in Paragraph 3.04 that Purchaser has delivered to the Shareholders is subject to any counterclaim or setoff, and all such accounts receivable and contracts receivable are current and collectible at the aggregate recorded amount.

	Title to Assets

	3.07.	All book assets of Purchaser are in existence in its possession, are in good condition and repair and conform to all applicable laws, regulations and ordinances.  Purchaser has good and marketable title to all of its assets and, except as shown on its financial statements as of
September 30, 1998, holds such assets subject to no mortgage, lien or encumbrance.

	Status of Transferred Shares

	3.08.	The shares of Purchaser Common Stock that are to be issued and delivered to the Shareholders pursuant to the terms of this Agreement will be validly authorized and issued, and will be fully paid and non-assessable and will be free and clear of all liens, claims and encumbrances of any kind or nature. No shareholder of Purchaser will have any preemptive right of subscription or purchase with respect to the shares to be issued and delivered. In addition, Purchaser's issuance of the shares of the Purchaser Common Stock to the Shareholders shall be in compliance with all securities laws, rules and regulations enacted or otherwise promulgated by all appropriate federal or state governmental bodies or agencies and shall be in compliance with any applicable rules and regulations of the National Association of Securities Dealers, Inc.

	Indebtedness

	3.09.	Except as set forth in the consolidated balance sheet of Purchaser and its subsidiaries as of September 30, 1998, there is no outstanding indebtedness, other than liabilities incurred in the ordinary course of business or in connection with this transaction.

	Purchaser and its subsidiaries are not in default with respect to any terms or conditions of any indebtedness.

	Litigation

	3.10.	(a)	Purchaser and its subsidiaries are not a party to, nor have any of them been threatened with any litigation or governmental proceeding that could have a materially adverse affect on the transaction contemplated by this Agreement or on the financial condition of Purchaser or its subsidiaries.

		(b)	To the best knowledge of Purchaser, Purchaser is not infringing on, or otherwise acting adversely to, any copyrights, trademark rights, patent rights or licenses owned by any other person, and there is no pending claim or threatened action with respect to such rights.  Purchaser is not obligated to make any payments in the form of royalties, fees, or otherwise to any owner or licensor of any patent, trademark, trade name or copyright.

	Compliance With Law and Other Instruments

	3.11.	To the best knowledge of Purchaser, the business operation of
Purchaser has been, and currently is being, conducted in accordance with all applicable laws, rules and regulations of all authorities, including, without limitation, state franchise registration and/or business opportunity laws and regulations, or laws similar thereto. Purchaser is not, to the best knowledge of Purchaser, in violation of, or in default under, any term or provision of its Articles of Incorporation, its Bylaws or of any lien, mortgage, lease, agreement, instrument, order, judgment or decree, or any other type of restriction that would prevent consummation of the exchange of securities contemplated by this Agreement.

	Purchaser's Authority

	3.12.	The execution and performance of this Agreement have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of Purchaser, in accordance with its terms.
No provision of the Purchaser's Articles of Incorporation, Bylaws, minutes, share certificates or contracts prevents Purchaser from delivering good title to its shares of such Common Stock in the manner contemplated by this Agreement.

	Brokers and Finders

	3.13.	Purchaser has utilized the services of a finder in connection with the transaction contemplated by this Agreement. Purchaser will discharge any claim of such finder for compensation relating to this transaction and will hold the Shareholders harmless from any such claim.

	Taxes

	3.14.	Purchaser and its subsidiaries have filed all federal income tax returns and, in each state where qualified or incorporated, all state income tax or franchise tax returns that are required to be filed, and have paid all taxes as shown on the returns as they have become due.

	Full Disclosure

	3.15.	As of the Closing Date, Purchaser will have disclosed to the
Shareholders all events, conditions and facts materially affecting the business and prospects of Purchaser.

	Purchaser has not withheld knowledge of any events, conditions or facts it has reasonable ground to know may materially affect the business and prospects of Purchaser. None of the representations and warranties made by the Purchaser in this Agreement or set forth in any other instrument furnished to the Shareholders contain any untrue statement of a material fact, fail to state material facts or fail to state facts necessary to make the statements of fact made not misleading.

	Securities and Exchange Commission Reports

	3.16	Purchased has delivered to Shareholders true copies of each periodic report filed with the  Securities and Exchange Commission by Purchaser.

	ARTICLE 4

	CONDUCT OF BUSINESS OF ACQUIRED
	CORPORATION PENDING CLOSING DATE

	Conduct of Business in Its Ordinary Course

	4.01.	The Shareholders will cause CyberHighway, Inc., to carry on its business in substantially the same manner as previous to the date of execution of this Agreement, and to:

		(a)	Continue in full force the amount and scope of insurance coverage carried prior to that date;

		(b)	Use their best efforts to cause CyberHighway, Inc., to maintain its business organization and keep it intact, to retain its present employees and to maintain its goodwill with suppliers, customers and others having business relationships with it;

		(c)	Exercise due diligence in safeguarding and maintaining confidential reports and data used in its business; and

		(d)	Maintain its assets and properties in good condition and repair, and not sell or otherwise dispose of any of its assets or properties, except sales of inventory in the ordinary course of business.

	Satisfy Conditions Precedent

	4.02.	The Shareholders will use their best efforts to cause CyberHighway,
Inc., to satisfy all conditions precedent contained in this Agreement.

	Access to Information and Documents

	4.03.	(a)  The Shareholders will cause CyberHighway, Inc., to afford the officers and representatives of Purchaser, from the date of this Agreement until consummation of the Plan of Reorganization, full access during normal business hours to all properties, books, accounts, contracts, commitments and any other records of any kind of CyberHighway, Inc. Sufficient access shall be allowed to provide Purchaser with full opportunity to make any investigation it desires to make of CyberHighway, Inc., and to keep itself fully informed of the affairs of CyberHighway, Inc.

		(b)	In addition, the Shareholders will cause CyberHighway, Inc., to permit Purchaser to make extracts or copies of all such books, accounts, contracts, commitments and records, and to furnish to Purchaser, on demand, any further financial and operating data of CyberHighway, Inc., as
Purchaser reasonably requests.

		(c)	Purchaser will use any information obtained under this paragraph only for its own purposes in connection with the consummation of the transaction contemplated by this Agreement, and will not divulge the information to any other person.  In the event the transaction contemplated by this Agreement is not consummated within thirty (30) days of the date of mutual execution, all documents or information gathered by Purchaser hereunder will be returned to CyberHighway, Inc., forthwith.

	Negative Covenants

	4.04.	Except with the prior written consent of Purchaser, the Shareholders agree that CyberHighway, Inc., will not:

		(a)	Incur any liabilities, other than current liabilities incurred in the ordinary course of business;

		(b)	Incur any mortgage, lien, pledge, hypothecation, charge, encumbrance or restriction of any kind;

		(c)	Become a party to any contract, or renew, extend or modify any existing contract, except in the ordinary course of business;

		(d)	Make any capital expenditures, except for ordinary repairs,
maintenance and replacement;

		(e)	Declare or pay any dividend, or make any other distribution, to shareholders;

		(f)	Purchase, retire or redeem any shares of its capital stock;

		(g)	Issue or sell additional shares of its capital stock, whether or not such shares have been previously authorized or issued;

		(h)	Issue or sell any warrants, rights or options to acquire any shares of its capital stock:;

		(i)	Amend its Articles of Incorporation or Bylaws;

		(j)	Pay or agree to pay any bonus, increase in compensation, pension or severance pay to any director, shareholder, officer, consultant, agent or employee;

		(k)	Discharge or satisfy any lien or encumbrance, nor pay any obligation or liability, except current liabilities shown on the balance sheet dated
December 31, 1998, or incurred in the ordinary course of business since that date;

		(l)	Merge or consolidate with any other entity;

		(m)	Enter into any transactions or take any acts that would constitute a breach of the representations, and warranties contained in this Agreement; and

		(n)	Institute, settle, or agree to settle any action or proceeding before any court or governmental body.

	Consultation

	4.05.	CyberHighway, Inc., and each of the Shareholders will consult with
Purchaser at all times until the Closing Date with respect to the operation and conduct of CyberHighway's business.


	ARTICLE 5

	CONDUCT OF BUSINESS OF PURCHASER PENDING CLOSING DATE

	Conduct of Business in Its Ordinary Course

	5.01.	Purchaser will carry on its business in substantially the same manner as before the date of execution of this Agreement.

	Satisfy Conditions Precedent

	5.02.	Purchaser will use its best efforts to satisfy all conditions precedent contained in this Agreement.

	Access to Information and Documents

	5.03.	(a)  Purchaser will provide the Shareholders, from the date of this
Agreement until the consummation of the Plan of Reorganization, full access during normal business hours to all properties, books, accounts, contracts, commitments and records of Purchaser.  Sufficient access shall be allowed to provide the Shareholders with full opportunity to make any investigation they desire to make of Purcvhaser and to keep themselves fully informed of the affairs of Purchaser.

		(b)	Purchaser will permit the Shareholders to make extracts or copies of all books, accounts, contracts, commitments and records.  Additionally,
Purchaser will furnish to the Shareholders, within two (2) days after demand, any further financial and operating data and other information concerning its business and assets that the Shareholders reasonably request.

		(c)	The Shareholders may use any information secured pursuant to this paragraph only for their own purposes in connection with the consummation of the transaction contemplated by this Agreement and may not divulge the information to any other persons.  Further, the Shareholders acknowledge that information obtained pursuant to this paragraph may constitute "inside information" as that term is used in the securities laws of the United
States, and the Shareholders agree that they will neither purchase nor sell any of the Common Stock of Purchaser on the public markets during the period of this Agreement, plus three days after the Closing Date.

	Negative Covenants

	5.04.	Except with the prior written consent of the Shareholders, Purchaser may not declare or pay any dividend or make any other distribution to its shareholders other than those relating to dividend distributions of the capital stock of New Wave Media Corp., Argo Petroleum Corporation and
Woodcomm, Inc., heretofore declared and announced.

	ARTICLE 6

	CONDITIONS PRECEDENT TO OBLIGATIONS OF SHAREHOLDERS

	Conditions Precedent to Closing

	6.01.	The obligations of the Shareholders to consummate the Plan of
Reorganization in this Agreement shall be subject to the conditions precedent specified in this Article 6.

	Truth of Representations and Warranties
	and Compliance With Covenants

	6.02.	The representations and warranties of Purchaser contained in this
Agreement shall be true as of the Closing Date with the same effect as though made on the Closing Date. Purchaser shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing Date. Purchaser shall deliver to the Shareholders a certificate dated as of the Closing
Date and signed by the President or a Vice President and the Secretary or an Assistant Secretary of Purchaser, certifying the truth of the representations and warranties.

	Employment Agreements

	6.03.	Each of Julius W. Basham, II, Wm. Kim Stimpson and David W. Brown
shall be employed by the Purchaser or by CyberHighway, Inc., and Purchaser or CyberHighway, Inc., shall execute, at or prior to the Closing, an Employment Agreement in the forms attached hereto as Exhibits "A-1", "A-2" and "A-3", respectively, which agreements are incorporated herein by this reference the same as if fully copied and set forth at length.

	Confidentiality Agreements

	6.04.	Purchaser and CyberHighway, Inc., shall execute, at or prior to the
Closing, a Confidentiality Agreement in the forms attached hereto as
Exhibits "B-1", "B-2" and "B-3", respectively, which agreements are incorporated herein by this reference the same as if fully copied and set forth at length.

	Non-Competition Agreements

	6.05.	Purchaser and CyberHighway, Inc., shall execute, at or prior to the
Closing, an Agreement Not to Compete in the forms attached hereto as
Exhibits "C-1", "C-2" and "C-3", respectively, which agreements are incorporated herein by this reference the same as if fully copied and set forth at length.

	Election of Julius W. Basham, II, as Director

	6.06	The Board of Directors of Purchaser shall have elected Julius W.
Basham, II, as a director of Purchaser, effective immediately upon the consummation of this Agreement.

	Opinion of Counsel for Purchaser

	6.07.	On the Closing Date, Purchaser shall furnish to the Shareholders an opinion of counsel for Purchaser, dated the Closing Date, to the effect that Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and that the shares of common stock of Purchaser delivered to the Shareholders on the Closing Date have been duly authorized, issued and delivered and are validly issued and outstanding, fully paid and non-assessable shares of common stock of
Purchaser.

	No Restrictions

	6.08.	No action or proceeding by any governmental body or agency shall have been threatened, asserted or instituted to prohibit the consummation of the transactions contemplated by this Agreement.

	ARTICLE 7

	CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

	Conditions Precedent to Closing

	7.01.	The obligations of Purchaser to consummate the Plan of
Reorganization in this Agreement shall be subject to the conditions precedent specified in this Article 7.

	Truth of Representations and Warranties
	and Compliance With Covenants

	7.02.	The representations and warranties of the Shareholders contained in this Agreement shall be true as of the Closing Date, with the same effect as though made on the Closing Date. The Shareholders shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them prior to the Closing Date. The
Shareholders shall deliver to Purchaser a certificate dated the Closing
Date and signed by each of the Shareholders, certifying the truth of the representations and warranties.

	Acceptability of Papers and Proceedings

	7.03.	To the extent requested by Purchaser, the form and substance of all papers and proceedings under this Agreement shall be acceptable to counsel for Purchaser.

	Opinion of Counsel for Shareholders

	7.04.	The Shareholders shall deliver to the Purchaser an opinion of counsel for the Shareholders, referred to as "Counsel", dated the Closing Date, to the effect that:

		(a)	CyberHighway, Inc., is a corporation duly organized, validly existing and in good standing under the laws of the State of Idaho with full corporate power to carry on the business in which it is engaged;

		(b)(i)	The shares of capital stock of CyberHighway, Inc., which are the subject of this Agreement, have been duly authorized and validly issued, and are fully paid and non-assessable.

		(ii)	The issuance of shares of Purchaser's Common Stock to the
Shareholders hereunder by Purchaser is exempt from the permit or registration requirements of the Idaho Securities Act; and

		(iii)	The shares of capital stock of CyberHighway, Inc., exchanged in this transaction constitute 100% percent of all of the issued and outstanding shares of capital stock of CyberHighway, Inc.

		(c)	The Articles of Incorporation, the Bylaws, the minutes, share certificates to which CyberHighway, Inc., or any Shareholder is a party do not prevent any Shareholder from delivering good title to the shares of such capital stock in the manner specified in this Agreement.

		(d)	This Agreement is the valid and binding obligation of each
Shareholder in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of creditor's rights;

		(e)	Counsel has no knowledge of any facts that might adversely affect the title of the Purchaser to the shares of capital stock of CyberHighway,
Inc., being transferred under this Agreement. Counsel has no knowledge of any defects or limitations on the title of CyberHighway, Inc., to any of its assets or properties; and

		(f)	Counsel has no knowledge of any litigation, or governmental
investigation or labor dispute pending or threatened against CyberHighway,
Inc., its business or properties or the capital stock of CyberHighway,
Inc., transferred under this Agreement. In rendering the opinion specified in this paragraph, Counsel may rely on certificates of public officials, cerfificates of officers of CyberHighway, Inc., and the Shareholders, and any other evidence that is appropriate.

	Certified Financial Statements

	7.05.	Shareholders are not aware of any facts that would prevent an independent auditor from performing an audit of the financial statements of CyberHighway, Inc.

	Retention of Officers and Directors

	7.06.	The present officers and directors of CyberHighway, Inc., shall remain in office subsequent to the Closing and until their earlier resignation or removal.

	Employment Agreements

	7.07.	Each of Julius W. Basham, II, Wm. Kim Stimpson and David W. Brown
shall be employed by the Purchaser or by CyberHighway, Inc., and shall execute at, or prior to the Closing, an Employment Agreement in the forms attached hereto as Exhibits "A-1", "A-2" and "A-3", respectively, which agreements are incorporated herein by this reference the same as if fully copied and set forth at length.

	Confidentiality Agreements

	7.08.	Each of Julius W. Basham, II, Wm. Kim Stimpson and David W. Brown
shall execute, at or prior to the Closing, a Confidentiality Agreement in the forms attached hereto as Exhibits "B-1", "B-2" and "B-3", respectively, which agreements are incorporated herein by this reference the same as if fully copied and set forth at length.

	Non-Competition Agreements

	7.09.	Each of Julius W. Basham, II, Wm. Kim Stimpson and David W. Brown
shall execute, at or prior to the Closing, an Agreement Not to Compete in the forms attached hereto as Exhibits "C-1", "C-2" and "C-3", respectively, which agreements are incorporated herein by this reference the same as if fully copied and set forth at length.

	Investment Letters

	7.10.	Each Shareholder shall deliver to the Purchaser an executed written statement or investment letter as specified in Paragraph 9.01 of this
Agreement and in form and substance acceptable to counsel for the Purchaser.

	No Restrictions

	7.11.	No action or proceeding by any governmental body or agency shall be threatened, asserted or instituted that prohibits the consummation of the transactions contemplated by this Agreement.

	No Contracts Terminated

	7.12.	Other than existing Non-Compete Agreements (which include employment provisions), CyberHighway, Inc., shall not have terminated any contracts prior to the Closing Date that, in the aggregate would materially and adversely affect its business.

	No Damage to Assets

	7.13.	At the Closing Date, the machinery, equipment, inventory or other tangible property of CyberHighway, Inc., shall not be damaged by fire, flood, accident, labor strife, act of war or any other cause beyond the reasonable power and control of the CyberHighway, Inc., or the Shareholders to an extent that substantially affects the value of the property and assets. Loss or damage shall be considered to affect substantially the value of the properties and assets within the meaning of this paragraph, if the book value of the properties and assets lost or damaged exceeds ten percent (10%) of the total book value of all assets of CyberHighway, Inc..

	ARTICLE 8

	SURVIVAL OF WARRANTIES AND INDEMNIFICATION

	Nature and Survival of Representations and Warranties

	8.01.	All statements of fact contained in this Agreement, or in any memorandum, certificate, letter, document or other instrument delivered by or on behalf of CyberHighway, Inc., Purchaser or the Shareholders pursuant to this Agreement shall be deemed representations and warranties made by any such party, respectively, to each other party under this Agreement. The covenants, representations and warranties of Purchaser and Shareholders shall survive the Closing Date, and all inspections, examinations, or audits on behalf of the parties and the Shareholders for a period of one year following the Closing Date.

	Indemnification

	8.02.	Shareholders agree to indemnify, jointly and severally, and hold the
Purchaser and Acquired Corporation harmless after the date of this
Agreement in respect to any damages as defined in Paragraph 7.02. Damages, as used in this paragraph, shall include any claim, action, demand, loss, cost, expense, liability, penalty and other damage, including, but not limited to, attorney's fees and other costs and expenses incurred attempting to avoid damages or in enforcing this indemnity, resulting to the Purchaser or Acquired Corporation from:

		(a)	Any inaccurate representation made by or on behalf of the
Shareholders in or pursuant to this Agreement;

		(b)	Breach of any of the warranties by the Shareholders in or pursuant to this Agreement; or

		(c)	Breach or default of any of the obligations to be performed by the
Shareholders under this Agreement.

	Shareholders shall reimburse Purchaser for any payment made or loss suffered by Purchaser or Acquired Corporation, at any time after the Closing Date, based on the judgment of any arbitrator or any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions with respect to any damages described in this paragraph.

	8.03.	Purchaser agrees to indemnify and hold the Shareholders, and each of them, harmless after the date of this Agreement in respect to any damages as defined in Paragraph 6.02. Damages, as used in this paragraph, shall include any claim, action, demand, loss, cost, expense, liability, penalty and other damage, including, but not limited to, attorney's fees and other costs and expenses incurred attempting to avoid damages or in enforcing this indemnity, resulting to the Shareholders, or any of them, from:

		(a)	Any inaccurate representation made by or on behalf of the Purchaser in or pursuant to this Agreement;

		(b)	Breach of any of the warranties by the Purchaser in or pursuant to this Agreement; or

		(c)	Breach or default of any of the obligations to be performed by the
Purchaser under this Agreement.

	Purchaser shall reimburse Shareholders for any payment made or loss suffered by Shareholders, or any of them, at any time after the Closing Date, based on the judgment of any arbitrator or any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions with respect to any damages described in this paragraph.

	Expenses

	8.04.	Shareholders shall pay all of their own expenses incurred by them arising out of this Agreement and the transactions contemplated in this Agreement, including, but not limited to, all fees and expenses of their counsel and accountants. Whether or not this Agreement is terminated, each of the parties shall bear all expenses incurred by it or him in connection with this Agreement and in the consummation of the transactions contemplated by, and in preparation for, this Agreement.

	ARTICLE 9

	COMPLIANCE WITH SECURITIES LAWS

	Unregistered Stock Under Federal Securities Act

	9.01.	(a)  Each Shareholder acknowledges that the shares of the
Purchaser's Common Stock to be delivered to the Shareholder pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, referred to in this Agreement as the "1933 Act", and that, therefore, the Purchaser Common Stock is not freely transferable, except as permitted under various exemptions contained in the 1933 Act and the rules of the Securities and Exchange Commission under the 1933 Act. The provisions contained in this paragraph 9.01 are intended to ensure compliance with the 1933 Act.

		(b) Purchaser acknowledges that the shares of the Acquired Corporation's
Common Stock to be delivered by the Shareholders pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, referred to in this Agreement as the "1933 Act", and that, therefore, the
Acquired Corporation's Common Stock is not freely transferable, except as permitted under various exemptions contained in the 1933 Act and the rules of the Securities and Exchange Commission under the 1933 Act.  The provisions contained in this paragraph 9.01 are intended to ensure compliance with the 1933 Act.

	No Distribution of Stock to Public

		(c)	Each Shareholder represents and warrants to the Purchaser that the
Shareholder is acquiring the shares of the Purchaser's Common Stock under this Agreement for the Shareholder's own account for investment, and not for the purpose of resale or any other distribution of the shares. Each
Shareholder also represents and warrants that the Shareholder has no present intention of disposing of all or any part of such shares at any particular time, for any particular price or on the happening of any particular circumstances. Each Shareholder acknowledges that the Purchaser is relying on the truth and accuracy of the warranties and representations set forth in this paragraph in issuing the shares, without first registering the shares under the 1933 Act.

		(d)	Purchaser represents and warrants to the Shareholders that the
Purchaser is acquiring the shares of the Acquired Corporation's Common
Stock under this Agreement for the Purchaser's own account for investment, and not for the purpose of resale or any other distribution of the shares.
Purchaser also represents and warrants that the Purchaser has no present intention of disposing of all or any part of such shares at any particular time, for any particular price or on the happening of any particular circumstances. Purchaser acknowledges that the Shareholders are relying on the truth and accuracy of the warranties and representations set forth in this paragraph in issuing the shares, without first registering the shares under the 1933 Act.

	No Transfers in Violation of the 1933 Act

		(e)	Each Shareholder covenants and represents that none of the shares of
Purchaser's Common Stock that will be issued to the Shareholder pursuant to this Agreement will be offered, sold, assigned, pledged, transferred or otherwise disposed of, except after full compliance with all of the applicable provisions of the 1933 Act and the rules and regulations of the
Securities and Exchange Commission under the 1933 Act. Therefore, each
Shareholder agrees not to sell or otherwise dispose of any of the shares of the Purchaser's Common Stock received pursuant to this Agreement, unless the Shareholder:

			(i)	Has delivered to the Purchaser a written legal opinion in form and substance satisfactory to counsel for the Purchaser, to the effect that the disposition is permissible under the terms of the 1933 Act and regulations under the 1933 Act;

			(ii)	Has complied with the registration and prospectus requirements of the 1933 Act relating to such a disposition; or

			(iii)	Has presented the Purchaser satisfactory evidence that such a disposition is exempt from registration under the 1933 Act.

	Purchaser shall place a stop transfer order against transfer of shares, until one of the conditions set forth in this paragraph has been met.

		(f)	Purchaser covenants and represents that none of the shares of the
Acquired Corporation's Common Stock that will be delivered to the Purchaser pursuant to this Agreement will be offered, sold, assigned, pledged, transferred or otherwise disposed of, except after full compliance with all of the applicable provisions of the 1933 Act and the rules and regulations of the Securities and Exchange Commission under the 1933 Act.

	Investment Legend on Certificates

		(g)	Each Shareholder agrees that the certificates evidencing the shares the Shareholder will receive under this Agreement will contain the following, or substantially similar, legend:

	THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IS IN
EFFECT AS TO THE SECURITIES, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS IN FACT APPLICABLE TO SUCH OFFER OR SALE.

		(h)	Purchaser agrees that the certificates evidencing the shares the
Purchaser will receive under this Agreement will contain the following, or substantially similar, legend:

	THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IS IN
EFFECT AS TO THE SECURITIES, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS IN FACT APPLICABLE TO SUCH OFFER OR SALE.

	Indemnification

		(i)	If, at any time in the future, any of the Shareholders sell or otherwise dispose of any of such shares of Common Stock received from the
Purchaser without registration under the 1933 Act or any similar federal statute that may then be in effect, such Shareholder agrees to indemnify and hold harmless the Purchaser against any claims, liabilities, penalties, costs and expenses that may be asserted against or suffered by the
Purchaser as a result of such disposition.

		(j)	If, at any time in the future, Purchaser sells or otherwise disposes of any of such shares of Common Stock received from the Shareholders without registration under the 1933 Act or any similar federal statute that may then be in effect, Purchaser agrees to indemnify and hold harmless the
Shareholders, and each of them, against any claims, liabilities, penalties, costs and expenses that may be asserted against or suffered by the
Shareholders, or any of them, as a result of such disposition.

	ARTICLE 10

	TERMINATION

	Default

	10.01.	Purchaser or the Shareholders may, on or at any time prior to the
Closing Date, terminate this Agreement by notice to the other party in the event:

		(a)	One party has determined that any material representation of the other party is untrue;

		(b)	The other party has defaulted under the Agreement by failing to perform any of its covenants and agreements contained in this Agreement; and

		(c)	Each default has not been fully cured within three (3) days after receipt of the notice specifying particularly the nature of the default.

	Delay

	10.02.	If consummation of the transaction specified in this Agreement has not occurred by 11:59 p.m., Idaho time, on February 1, 1999, any party that is not in default in the timely performance of any of its covenants and conditions may terminate this Agreement subsequent to that time by giving written notice of termination to the other party. The written notice of termination shall be effective upon the delivery of the notice in person to an officer of the party or, if served by mail, upon the receipt of the notice by such party.

	Damage or Loss

	10.03.	Purchaser may, at its option, terminate this Agreement prior to the
Closing Date, if CyberHighway, Inc., has suffered any damage, destruction or loss (whether or not covered by insurance) that materially and adversely affects the property, business or financial condition of CyberHighway, Inc.
 Damage, destruction or loss shall be considered materially and adversely to affect the properties, business or financial condition of CyberHighway,
Inc., if the book or market value (whichever is lower) of the assets damaged, destroyed or lost exceeds ten percent (10%) in book or market value (whichever is lower) of all assets of CyberHighway, Inc.

	10.04.	Shareholders, jointly and not severally, may, at their option, terminate this Agreement prior to the Closing Date, if Purchaser has suffered any damage, destruction or loss (whether or not covered by insurance) that materially and adversely affects the property, business or financial condition of Purchaser. Damage, destruction or loss shall be considered materially and adversely to affect the properties, business or financial condition of Purchaser if the book or market value (whichever is lower) of the assets damaged, destroyed or lost exceeds ten percent (10%) in book or market value (whichever is lower) of all assets of Purchaser.

	ARTICLE 11

	MISCELLANEOUS

	Public Announcements

	11.01.	Purchaser shall have the exclusive right to issue a press release or otherwise make any public statements with respect to the existence of this Agreement or the transactions contemplated by this Agreement.

	Amendments

	11.02.	This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the President of Purchaser and the Shareholders.

	Waiver

	11.03.	Either Purchaser or any Shareholder may, in writing:

	Extension of Time

		(a)	Extend the time for the performance of any of the obligations of any other party to the Agreement, including Purchaser, CyberHighway, Inc., or the Shareholders.

	Waiving Inaccuracies

		(b)	Waive any inaccuracies and misrepresentations contained in this
Agreement or any document delivered pursuant to this Agreement made by any other party to this Agreement, including Purchaser, CyberHighway, Inc., or the Shareholders.

	Waiving Compliance With Covenants

		(c)	Waive compliance with any of the covenants or performance of any obligations contained in this Agreement by any other party to this
Agreement, including Purchaser, CyberHighway, Inc., or the Shareholders.

	Waiving Satisfaction of Condition Precedent

		(d)	Waive the fulfillment of any condition precedent to the performance by any other party to the Agreement, including Purchaser, CyberHighway,
Inc., or the Shareholders.

	Arbitration

	11.04.	All parties agree that any dispute arising between or among them related to this Agreement or the performance hereof shall be submitted for resolution to the American Arbitration Association for arbitration in the Dallas, Texas, office of the Association under the then-current rules of arbitration. The Arbitrator or Arbitrators shall have the authority to award to the prevailing party its reasonable costs and attorneys fees. Any award of the Arbitrators may be entered as a judgment in any court competent jurisdiction.

	Assignment

	11.05.	(a)  Neither this entire Agreement nor any right created by the
Agreement shall be assignable by either the Shareholders or Purchaser, without the prior written consent of the other, except by the laws of succession.

		(b)	Except as limited by the provisions of paragraph (a), this Agreement shall be binding on, and inure to the benefit of, the respective successors and assigns of the parties, as well as the parties.

		(c)	Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties and their successors, any rights or remedies under this Agreement.

	Notices

	11.06.	Any notice or other communication required or permitted by this
Agreement must be in writing and shall be deemed to be properly given when delivered in person to each Shareholder or an officer of Purchaser, when deposited in the United States mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid, provided that the communication is addressed:

		(a)	In the case of Purchaser, to:

			Internet Media Corporation
			8748 Quarters Lake Road
			Baton Rouge, Louisiana 70809

			with a copy to:

			Newlan & Newlan, Attorneys at Law
			819 Office Park Circle
			Lewisville, Texas 75057

		(b)	In the case of the Shareholders, to:

			Julius W. Basham, II
			6176 Laurelwood Drive
			Reno, Nevada 89509

			Wm. Kim Stimpson
			Suite 350
			3350 Americana Terrace
			Boise, Idaho 83706

			David W. Brown
			Suite 350
			3350 Americana Terrace
			Boise, Idaho 83706

			with a copy to:

			Steven R. Weeks, Esquire
			Givens Pursley LLP
			Suite 200
			277 North 6th Street
			Boise, Idaho 83702

	Paragraph Headings

	11.07.	Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

	Entire Agreement

	11.08.	This instrument and the exhibits to this instrument contain the entire Agreement between the parties with respect to the transaction contemplated by the Agreement. It may be executed in any number of counterparts, but the aggregate of the counterparts together constitute only one and the same instrument.

	Effect of Partial Invalidity

	11.09.	In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be constructed as if it never contained any such invalid, illegal or unenforceable provisions.

	Controlling Law

	11.10.	The validity, interpretation and performance of this agreement shall be controlled by and construed under the laws of the State of Idaho, the State in which this Agreement is being performed.

	Specific Performance

	11.11.	The parties declare that it is impossible to measure in money the damages that will accrue to a party or its successors as a result of the other parties' failure to perform any of the obligations under this Agreement. Therefore, if a party or its successor institutes any action or proceeding to enforce the provisions of this Agreement, any party opposing such action or proceeding agrees that specific performance may be sought and obtained for any breach of this Agreement.

	Executed as of the date first above written, at Boise, Idaho, and Baton Rouge, Louisiana.

INTERNET MEDIA CORPORATION
                               /s/ Julius W. Basham, II
                               Julius W. Basham, II
By: /s/ David M. Loflin
       David M. Loflin
       President               /s/ Wm. Kim Stimpson
                               Wm. Kim Stimpson


                               /s/ David W. Brown
                               David W. Brown

---------------------
EXHIBIT 10.1
---------------------

	EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT ("Agreement") is made by and between Internet Media Corporation, a duly organized Nevada corporation ("Employer"), and Julius W. Basham, II, a resident of the State of Nevada ("Employee").

	W I T N E S S E T H:

	WHEREAS, Employer is in need of persons with expertise in business, in general, and Internet operations, in particular; and

	WHEREAS, Employee has a substantial amount of expertise in Internet operations, including operations of an Internet Service Provider; and

	WHEREAS, Employee is willing to be employed by Employer, and Employer is willing to employ Employee, on the terms, covenants and conditions hereinafter set forth; and

	WHEREAS, Employer has accumulated valuable and confidential information including, without limitation, trade secrets and know-how relating to technology, equipment, marketing plans, acquisition plans, sources of supply, business strategies and other business records; and

	WHEREAS, the giving of the covenants contained herein is a condition precedent to the employment of Employee by Employer and Employee acknowledges that the execution of this Agreement and the entering into of these covenants is an express condition of his employment by Employer and that said covenants are given in consideration for such employment and the other benefits conferred upon him by this Agreement; and

	NOW, THEREFORE, in consideration of such employment and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Employer and Employee hereby agree as follows:

SECTION I.  EMPLOYMENT OF EMPLOYEE

	Employer hereby employs, engages and hires Employee as Chief Operating Officer of Employer, and Employee hereby accepts and agrees to such hiring, engagement and employment, subject to the general supervision and pursuant to the orders, advice and direction of the Board of Directors of Employer. Employee shall perform duties as are customarily performed by one holding such position in other, same or similar businesses or enterprises as that engaged in by Employer, and shall also additionally render such other and unrelated services and duties as may be assigned to him from time to time by Employer.

	Employee shall devote his full-time efforts to the performance of his duties as Chief Operating Officer of Employer.

SECTION II.  EMPLOYEE'S PERFORMANCE

	Employee hereby agrees that he will, at all times, faithfully, industriously and to the best of his ability, experience and talents, perform all of the duties that may be required of and from him pursuant to the express and implicit terms hereof, to the reasonable satisfaction of Employer.

SECTION III.  COMPENSATION OF EMPLOYEE

	Employer shall pay Employee, and Employee shall accept from Employer, in full payment for Employee's services hereunder, compensation as follows:

	A.	Salary.  Employee shall be paid as and for a salary the sum of
$81,600.00 per year, which salary shall be payable in equal installments on the 1st and 15th days of each calendar month, in arrears, subject to deduction of all lawful and required withholding.

	B.	Insurance and Other Benefits.  As further consideration for the covenants contained herein, Employer will provide Employee with such insurance, welfare, sick leave and other benefits as may be established by Employer from time to time with respect to its employees in accordance with Employer's established procedures. Employee shall be entitled to Directors' and Officers' indemnification insurance coverage to the same extent as is provided to other persons employed as officers of Employer.

	C.	Other Compensation Plans.  Employee shall be entitled to participate, to the same extent as is provided to other persons employed by Employer, in any future stock bonus plan, stock option plan or employee stock ownership plan of Employer.

	D.	Expenses.  It is acknowledged that, during the term of employment,
Employee will be required to incur ordinary and necessary business expenses on behalf of Employer in connection with the performance of his duties hereunder. Employer shall reimburse Employee promptly the amount of all such expenses upon presentation of itemized vouchers or other evidence of those expenditures. Any single expense item in excess of $1,000.00 shall be approved by Employer prior to the incurrence of such expense.

	E.	Vacations.  Employee shall be entitled to three (3) weeks paid vacation each year for the term of this Agreement.  Such vacations shall be taken at such times as Employer designates as to time-of-year.  Vacation time can be accumulated year-to-year up to three years maximum.

SECTION IV.  COMPANY POLICIES

	Employee agrees to abide by the policies, rules, regulations or usages applicable to Employee as established by Employer from time to time and provided to Employee in writing.

SECTION V.  CONFIDENTIALITY AGREEMENT; NON-COMPETITION AGREEMENT

	A.	In consideration of Employer's executing this Agreement, Employee shall have executed, prior to the execution of this Agreement, a Confidentiality
Agreement (the "Confidentiality Agreement"), in the form attached hereto as
Exhibit "A".

	B.	In consideration of Employer's executing this Agreement, Employee agrees, effective as of the date hereof, to sign and be bound by the obligations of an Agreement Not to Compete (the "Non-Competition
Agreement"), in the form attached hereto as Exhibit "B".

	C.	The obligations under the Confidentiality Agreement and the
Non-Competition Agreement shall survive the termination of this Agreement.

SECTION VI.  RELEASE

	In the event Employee becomes entitled to payment pursuant to Section VII(B) hereof, Employee shall, as a condition to such payments being made, execute and deliver to Employer a general release in such form as is reasonably satisfactory to Employer.

SECTION VII.  TERM AND TERMINATION

	A.	Term.  The term of this Agreement shall be a period of seven years, commencing on the Effective Time of the acquisition contemplated by that certain Plan and Agreement of Reorganization among Employer, Employee, Wm.
Kim Stimpson and David W. Brown, to which a form of this Agreement is attached as an exhibit, subject, however, to prior termination as hereinafter provided.

	B.	Termination.  Employer agrees not to terminate this Agreement except for "just cause", and agrees to give Employee written notice of its belief that acts or events constituting "just cause" exist.  Employee has the right to cure, within thirty (30) days of Employer's giving of such notice, the acts, events or conditions which led to Employer's notice.  For purposes of this Agreement, "just cause" shall mean (1) the willful failure or refusal of Employee to implement or follow the written policies or directions of Employer's Board of Directors, provided that Employee's failure or refusal is not based upon Employee's belief in good faith, as expressed to Employer in writing, that the implementation thereof would be unlawful; (2) conduct which is inconsistent with Employee's position with
Employer and which results in a material adverse effect (financial or otherwise) or misappropriation of assets of Employer; (3) conduct which violates the provisions contained in the Confidentiality Agreement or the
Non-Competition Agreement; (4) the intentional causing of material damage to Employer's physical property; and (5) any act involving personal dishonesty or criminal conduct against Employer.

		Although Employer retains the right to terminate Employee for any reason not specified above, Employer agrees that if it discharges Employee for any reason other than just cause, as is solely defined above, Employee will be entitled to full compensation, including participation in all benefit programs, for six (6) months or the remainder of the current term, original or renewal, as the case may be, of employment, whichever is more.

		If Employee should cease his employment hereunder voluntarily for any reason, or is terminated for just cause, all compensation and benefits payable to Employee shall thereupon, without any further writing or act, cease, lapse and be terminated.  However, all defined compensation, benefits and reimbursements which accrued prior to Employee's ceasing employment or termination, will become immediately due and payable.

		Should Employee voluntarily cease his employment, Employee retains the right to participate for the period of this Agreement in Employee's medical insurance plan and will be responsible for 100% of the cost of participation.

SECTION VIII.  COMPLETE AGREEMENT

	This Agreement contains the complete agreement concerning the employment arrangement between the parties hereto and shall, as of the effective date hereof, supersede all other agreements between the parties. The parties hereto stipulate that neither of them has made any representation with respect to the subject matter of this Agreement or any representations including the execution and delivery hereof, except such representations as are specifically set forth herein and each of the parties hereto acknowledges that he or it has relied on his or its own judgment in entering into this Agreement. The parties hereto further acknowledge that any payments or representations that may have heretofore been made by either of them to the other are of no effect and that neither of them has relied thereon in connection with his or its dealings with the other.

SECTION IX.  WAIVER; MODIFICATION

	The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach hereof. No waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and no evidence of any waiver or modification shall be offered or received in evidence of any proceeding or litigation between the parties hereto arising out of, or affecting, this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this Section IX may not be waived except as herein set forth.

SECTION X.  SEVERABILITY

	All agreements and covenants contained herein are severable, and in the event any one of them, with the exception of those contained in Sections I, III, IV and V hereof, shall be held to be invalid in any proceeding or litigation between the parties, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

SECTION XI.  NOTICES

	Any and all notices will be sufficient if furnished in writing, sent by registered mail to his last known residence, in case of Employee, or, in case of Employer, to its principal office address.

SECTION XII.  CORPORATE AUTHORITY OF EMPLOYER

	The provisions of this Agreement required to be approved by the Board of Directors of Employer have been so approved and authorized.

SECTION XIII.  NO LEGAL DISABILITY OF EMPLOYEE

	Employee is under no legal disability with respect to his entering into this Agreement.

SECTION XIV.  COUNTERPARTS

	This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original and, together, shall constitute one and the same agreement, with one counterpart being delivered to each party hereto.

SECTION XV.  BENEFIT

	The provisions of this Agreement shall extend to the successors, surviving corporations and assigns of Employer and to any purchaser of substantially all of the assets and business of Employer. The term "Employer" shall be deemed to include any joint venture, partnership, limited liability company, corporation or other juridical entity, in which Employer shall have an interest, financial or otherwise.

SECTION XVI.  ARBITRATION

	The parties agree that any dispute arising between them related to this Agreement or the performance hereof shall be submitted for resolution to the American Arbitration Association for arbitration in the Dallas, Texas, office of the Association under the then-current rules of arbitration. The Arbitrator or Arbitrators shall have the authority to award to the prevailing party its reasonable costs and attorneys fees. Any award of the Arbitrators may be entered as a judgment in any court competent jurisdiction.

	Notwithstanding the provisions contained in the foregoing paragraph, the parties hereto agree that Employer may, at its election and without delivering the notice to Employee required in Section VII(B) hereof, seek injunctive or other equitable relief from a court of competent jurisdiction for a violation or violations by Employee of the Confidentiality Agreement or the Non-Competition Agreement.


SECTION XVII.  GOVERNING LAW

	It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Idaho, and that, in any action, special proceeding or other proceeding that may be brought arising out of, in connection with or by reason of this Agreement, the laws of the State of Idaho shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any such action or special proceeding may be instituted.

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the 29th day of January, 1999.

"EMPLOYER":                     "EMPLOYEE":

INTERNET MEDIA CORPORATION

                                /s/ Julius W. Basham, II
                                Julius W. Basham, II,
                                individually
By: /s/ David M. Loflin
       David M. Loflin
       President

---------------------
EXHIBIT 10.2
---------------------

	EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT ("Agreement") is made by and between CyberHighway, Inc., a duly organized Idaho corporation ("Employer"), and Wm. Kim Stimpson, a resident of the State of Idaho ("Employee").

	W I T N E S S E T H:

	WHEREAS, Employer is in need of persons with expertise in sales and Internet operations; and

	WHEREAS, Employee has a substantial amount of expertise in sales and Internet operations, including operations of an Internet Service Provider; and

	WHEREAS, Employee is willing to be employed by Employer, and Employer is willing to employ Employee, on the terms, covenants and conditions hereinafter set forth; and

	WHEREAS, Employer has accumulated valuable and confidential information including, without limitation, trade secrets and know-how relating to technology, equipment, marketing plans, acquisition plans, sources of supply, business strategies and other business records; and

	WHEREAS, the giving of the covenants contained herein is a condition precedent to the employment of Employee by Employer and Employee acknowledges that the execution of this Agreement and the entering into of these covenants is an express condition of his employment by Employer and that said covenants are given in consideration for such employment and the other benefits conferred upon him by this Agreement; and

	NOW, THEREFORE, in consideration of such employment and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Employer and Employee hereby agree as follows:

SECTION I.  EMPLOYMENT OF EMPLOYEE

	Employer hereby employs, engages and hires Employee as Affiliate Sales Manager of Employer, and Employee hereby accepts and agrees to such hiring, engagement and employment, subject to the general supervision and pursuant to the orders, advice and direction of the Board of Directors of Employer. Employee shall perform duties as are customarily performed by one holding such position in other, same or similar businesses or enterprises as that engaged in by Employer, and shall also additionally render such other and unrelated services and duties as may be assigned to him from time to time by Employer.

	Employee shall devote his full-time efforts to the performance of his duties as Affiliate Sales Manager of Employer.

SECTION II.  EMPLOYEE'S PERFORMANCE

	Employee hereby agrees that he will, at all times, faithfully, industriously and to the best of his ability, experience and talents, perform all of the duties that may be required of and from him pursuant to the express and implicit terms hereof, to the reasonable satisfaction of Employer.

SECTION III.  COMPENSATION OF EMPLOYEE

	Employer shall pay Employee, and Employee shall accept from Employer, in full payment for Employee's services hereunder, compensation as follows:

	A.	Salary.  Employee shall be paid as and for a salary the sum of
$67,800.00 per year, which salary shall be payable in equal installments on the 1st and 15th days of each calendar month, in arrears, subject to deduction of all lawful and required withholding.

	B.	Insurance and Other Benefits.  As further consideration for the covenants contained herein, Employer will provide Employee with such insurance, welfare, sick leave and other benefits as may be established by Employer from time to time with respect to its employees in accordance with Employer's established procedures. Employee shall be entitled to Directors' and Officers' indemnification insurance coverage to the same extent as is provided to other persons employed as officers of Employer.

	C.	Other Compensation Plans.  Employee shall be entitled to participate, to the same extent as is provided to other persons employed by Employer, in any future stock bonus plan, stock option plan or employee stock ownership plan of Employer.

	D.	Expenses.  It is acknowledged that, during the term of employment,
Employee will be required to incur ordinary and necessary business expenses on behalf of Employer in connection with the performance of his duties hereunder. Employer shall reimburse Employee promptly the amount of all such expenses upon presentation of itemized vouchers or other evidence of those expenditures. Any single expense item in excess of $1,000.00 shall be approved by Employer prior to the incurrence of such expense.

	E.	Vacations.  Employee shall be entitled to three (3) weeks paid vacation each year for the term of this Agreement.  Such vacations shall be taken at such times as Employer designates as to time-of-year.  Vacation time can be accumulated year-to-year up to three years maximum.

SECTION IV.  COMPANY POLICIES

	Employee agrees to abide by the policies, rules, regulations or usages applicable to Employee as established by Employer from time to time and provided to Employee in writing.

SECTION V.  CONFIDENTIALITY AGREEMENT; NON-COMPETITION AGREEMENT

	A.	In consideration of Employer's executing this Agreement, Employee shall have executed, prior to the execution of this Agreement, a Confidentiality
Agreement (the "Confidentiality Agreement"), in the form attached hereto as
Exhibit "A".

	B.	In consideration of Employer's executing this Agreement, Employee agrees, effective as of the date hereof, to sign and be bound by the obligations of an Agreement Not to Compete (the "Non-Competition
Agreement"), in the form attached hereto as Exhibit "B".

	C.	The obligations under the Confidentiality Agreement and the
Non-Competition Agreement shall survive the termination of this Agreement.

SECTION VI.  RELEASE

	In the event Employee becomes entitled to payment pursuant to Section VII(B) hereof, Employee shall, as a condition to such payments being made, execute and deliver to Employer a general release in such form as is reasonably satisfactory to Employer.

SECTION VII.  TERM AND TERMINATION

	A.	Term.  The term of this Agreement shall be a period of three years, commencing on the Effective Time of the acquisition contemplated by that certain Plan and Agreement of Reorganization among Internet Media
Corporation, Employee, Julius W. Basham, II and David W. Brown, to which a form of this Agreement is attached as an exhibit, subject, however, to prior termination as hereinafter provided.  At the expiration date, this
Agreement shall be renewed for additional one-year periods, provided neither party hereto submits a written notice of termination within sixty
(60) days prior to the termination of either the initial term hereof or any renewal term.

	B.	Termination.  Employer agrees not to terminate this Agreement except for "just cause", and agrees to give Employee written notice of its belief that acts or events constituting "just cause" exist.  Employee has the right to cure, within thirty (30) days of Employer's giving of such notice, the acts, events or conditions which led to Employer's notice.  For purposes of this Agreement, "just cause" shall mean (1) the willful failure or refusal of Employee to implement or follow the written policies or directions of Employer's Board of Directors, provided that Employee's failure or refusal is not based upon Employee's belief in good faith, as expressed to Employer in writing, that the implementation thereof would be unlawful; (2) conduct which is inconsistent with Employee's position with
Employer and which results in a material adverse effect (financial or otherwise) or misappropriation of assets of Employer; (3) conduct which violates the provisions contained in the Confidentiality Agreement or the
Non-Competition Agreement; (4) the intentional causing of material damage to Employer's physical property; and (5) any act involving personal dishonesty or criminal conduct against Employer.

		Although Employer retains the right to terminate Employee for any reason not specified above, Employer agrees that if it discharges Employee for any reason other than just cause, as is solely defined above, Employee will be entitled to full compensation, including participation in all benefit programs, for six (6) months or the remainder of the current term, original or renewal, as the case may be, of employment, whichever is more.

		If Employee should cease his employment hereunder voluntarily for any reason, or is terminated for just cause, all compensation and benefits payable to Employee shall thereupon, without any further writing or act, cease, lapse and be terminated.  However, all defined compensation, benefits and reimbursements which accrued prior to Employee's ceasing employment or termination, will become immediately due and payable.

		Should Employee voluntarily cease his employment, Employee retains the right to participate for the period of this Agreement in Employee's medical insurance plan and will be responsible for 100% of the cost of participation.

SECTION VIII.  COMPLETE AGREEMENT

	This Agreement contains the complete agreement concerning the employment arrangement between the parties hereto and shall, as of the effective date hereof, supersede all other agreements between the parties. The parties hereto stipulate that neither of them has made any representation with respect to the subject matter of this Agreement or any representations including the execution and delivery hereof, except such representations as are specifically set forth herein and each of the parties hereto acknowledges that he or it has relied on his or its own judgment in entering into this Agreement. The parties hereto further acknowledge that any payments or representations that may have heretofore been made by either of them to the other are of no effect and that neither of them has relied thereon in connection with his or its dealings with the other.

SECTION IX.  WAIVER; MODIFICATION

	The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach hereof. No waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and no evidence of any waiver or modification shall be offered or received in evidence of any proceeding or litigation between the parties hereto arising out of, or affecting, this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this Section IX may not be waived except as herein set forth.

SECTION X.  SEVERABILITY

	All agreements and covenants contained herein are severable, and in the event any one of them, with the exception of those contained in Sections I, III, IV and V hereof, shall be held to be invalid in any proceeding or litigation between the parties, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

SECTION XI.  NOTICES

	Any and all notices will be sufficient if furnished in writing, sent by registered mail to his last known residence, in case of Employee, or, in case of Employer, to its principal office address.

SECTION XII.  CORPORATE AUTHORITY OF EMPLOYER

	The provisions of this Agreement required to be approved by the Board of Directors of Employer have been so approved and authorized.

SECTION XIII.  NO LEGAL DISABILITY OF EMPLOYEE

	Employee is under no legal disability with respect to his entering into this Agreement.

SECTION XIV.  COUNTERPARTS

	This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original and, together, shall constitute one and the same agreement, with one counterpart being delivered to each party hereto.

SECTION XV.  BENEFIT

	The provisions of this Agreement shall extend to the successors, surviving corporations and assigns of Employer and to any purchaser of substantially all of the assets and business of Employer. The term "Employer" shall be deemed to include Internet Media Corporation, the parent of Employer, any joint venture, partnership, limited liability company, corporation or other juridical entity, in which Employer shall have an interest, financial or otherwise.

SECTION XVI.  ARBITRATION

	The parties agree that any dispute arising between them related to this Agreement or the performance hereof shall be submitted for resolution to the American Arbitration Association for arbitration in the Dallas, Texas, office of the Association under the then-current rules of arbitration. The Arbitrator or Arbitrators shall have the authority to award to the prevailing party its reasonable costs and attorneys fees. Any award of the Arbitrators may be entered as a judgment in any court competent jurisdiction.

	Notwithstanding the provisions contained in the foregoing paragraph, the parties hereto agree that Employer may, at its election and without delivering the notice to Employee required in Section VII(B) hereof, seek injunctive or other equitable relief from a court of competent jurisdiction for a violation or violations by Employee of the Confidentiality Agreement or the Non-Competition Agreement.

SECTION XVII.  GOVERNING LAW

	It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Idaho, and that, in any action, special proceeding or other proceeding that may be brought arising out of, in connection with or by reason of this Agreement, the laws of the State of Idaho shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any such action or special proceeding may be instituted.

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the 29th day of January, 1999.

"EMPLOYER":                  "EMPLOYEE":

CYBERHIGHWAY, INC.

                              /s/ Wm. Kim Stimpson
                              Wm. Kim Stimpson, individually
By: /s/ Julius W. Basham, II
       Julius W. Basham, II
       President

-------------------
EXHIBIT 10.3
-------------------

	EMPLOYMENT AGREEMENT

	THIS EMPLOYMENT AGREEMENT ("Agreement") is made by and between CyberHighway, Inc., a duly organized Idaho corporation ("Employer"), and David W. Brown, a resident of the State of Idaho ("Employee").

	W I T N E S S E T H:

	WHEREAS, Employer is in need of persons with expertise in computer networks and Internet operations; and

	WHEREAS, Employee has a substantial amount of expertise in computer networks and Internet operations, including operations of an Internet Service Provider; and

	WHEREAS, Employee is willing to be employed by Employer, and Employer is willing to employ Employee, on the terms, covenants and conditions hereinafter set forth; and

	WHEREAS, Employer has accumulated valuable and confidential information including, without limitation, trade secrets and know-how relating to technology, equipment, marketing plans, acquisition plans, sources of supply, business strategies and other business records; and

	WHEREAS, the giving of the covenants contained herein is a condition precedent to the employment of Employee by Employer and Employee acknowledges that the execution of this Agreement and the entering into of these covenants is an express condition of his employment by Employer and that said covenants are given in consideration for such employment and the other benefits conferred upon him by this Agreement; and

	NOW, THEREFORE, in consideration of such employment and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Employer and Employee hereby agree as follows:

SECTION I.  EMPLOYMENT OF EMPLOYEE

	Employer hereby employs, engages and hires Employee as Network Manager of Employer, and Employee hereby accepts and agrees to such hiring, engagement and employment, subject to the general supervision and pursuant to the orders, advice and direction of the Board of Directors of Employer.
Employee shall perform duties as are customarily performed by one holding such position in other, same or similar businesses or enterprises as that engaged in by Employer, and shall also additionally render such other and unrelated services and duties as may be assigned to him from time to time by Employer.

	Employee shall devote his full-time efforts to the performance of his duties as Network Manager of Employer.

SECTION II.  EMPLOYEE'S PERFORMANCE

	Employee hereby agrees that he will, at all times, faithfully, industriously and to the best of his ability, experience and talents, perform all of the duties that may be required of and from him pursuant to the express and implicit terms hereof, to the reasonable satisfaction of Employer.

SECTION III.  COMPENSATION OF EMPLOYEE

	Employer shall pay Employee, and Employee shall accept from Employer, in full payment for Employee's services hereunder, compensation as follows:

	A.	Salary.  Employee shall be paid as and for a salary the sum of $69,900 per year, which salary shall be payable in equal installments on the 1st and 15th days of each calendar month, in arrears, subject to deduction of all lawful and required withholding.

	B.	Insurance and Other Benefits.  As further consideration for the covenants contained herein, Employer will provide Employee with such insurance, welfare, sick leave and other benefits as may be established by Employer from time to time with respect to its employees in accordance with Employer's established procedures. Employee shall be entitled to Directors' and Officers' indemnification insurance coverage to the same extent as is provided to other persons employed as officers of Employer.

	C.	Other Compensation Plans.  Employee shall be entitled to participate, to the same extent as is provided to other persons employed by Employer, in any future stock bonus plan, stock option plan or employee stock ownership plan of Employer.

	D.	Expenses.  It is acknowledged that, during the term of employment,
Employee will be required to incur ordinary and necessary business expenses on behalf of Employer in connection with the performance of his duties hereunder. Employer shall reimburse Employee promptly the amount of all such expenses upon presentation of itemized vouchers or other evidence of those expenditures. Any single expense item in excess of $1,000.00 shall be approved by Employer prior to the incurrence of such expense.

	E.	Vacations.  Employee shall be entitled to three (3) weeks paid vacation each year for the term of this Agreement.  Such vacations shall be taken at such times as Employer designates as to time-of-year.  Vacation time can be accumulated year-to-year up to three years maximum.

SECTION IV.  COMPANY POLICIES

	Employee agrees to abide by the policies, rules, regulations or usages applicable to Employee as established by Employer from time to time and provided to Employee in writing.

SECTION V.  CONFIDENTIALITY AGREEMENT; NON-COMPETITION AGREEMENT

	A.	In consideration of Employer's executing this Agreement, Employee shall have executed, prior to the execution of this Agreement, a Confidentiality
Agreement (the "Confidentiality Agreement"), in the form attached hereto as
Exhibit "A".

	B.	In consideration of Employer's executing this Agreement, Employee agrees, effective as of the date hereof, to sign and be bound by the obligations of an Agreement Not to Compete (the "Non-Competition
Agreement"), in the form attached hereto as Exhibit "B".

	C.	The obligations under the Confidentiality Agreement and the
Non-Competition Agreement shall survive the termination of this Agreement.

SECTION VI.  RELEASE

	In the event Employee becomes entitled to payment pursuant to Section VII(B) hereof, Employee shall, as a condition to such payments being made, execute and deliver to Employer a general release in such form as is reasonably satisfactory to Employer.

SECTION VII.  TERM AND TERMINATION

	A.	Term.  The term of this Agreement shall be a period of three years, commencing on the Effective Time of the acquisition contemplated by that certain Plan and Agreement of Reorganization among Internet Media
Corporation, Employee, Julius W. Basham, II and Wm. Kim Stimpson, to which a form of this Agreement is attached as an exhibit, subject, however, to prior termination as hereinafter provided.  At the expiration date, this
Agreement shall be renewed for additional one-year periods, provided neither party hereto submits a written notice of termination within sixty
(60) days prior to the termination of either the initial term hereof or any renewal term.

	B.	Termination.  Employer agrees not to terminate this Agreement except for "just cause", and agrees to give Employee written notice of its belief that acts or events constituting "just cause" exist.  Employee has the right to cure, within thirty (30) days of Employer's giving of such notice, the acts, events or conditions which led to Employer's notice.  For purposes of this Agreement, "just cause" shall mean (1) the willful failure or refusal of Employee to implement or follow the written policies or directions of Employer's Board of Directors, provided that Employee's failure or refusal is not based upon Employee's belief in good faith, as expressed to Employer in writing, that the implementation thereof would be unlawful; (2) conduct which is inconsistent with Employee's position with
Employer and which results in a material adverse effect (financial or otherwise) or misappropriation of assets of Employer; (3) conduct which violates the provisions contained in the Confidentiality Agreement or the
Non-Competition Agreement; (4) the intentional causing of material damage to Employer's physical property; and (5) any act involving personal dishonesty or criminal conduct against Employer.

		Although Employer retains the right to terminate Employee for any reason not specified above, Employer agrees that if it discharges Employee for any reason other than just cause, as is solely defined above, Employee will be entitled to full compensation, including participation in all benefit programs, for six (6) months or the remainder of the current term, original or renewal, as the case may be, of employment, whichever is more.

		If Employee should cease his employment hereunder voluntarily for any reason, or is terminated for just cause, all compensation and benefits payable to Employee shall thereupon, without any further writing or act, cease, lapse and be terminated.  However, all defined compensation, benefits and reimbursements which accrued prior to Employee's ceasing employment or termination, will become immediately due and payable.

		Should Employee voluntarily cease his employment, Employee retains the right to participate for the period of this Agreement in Employee's medical insurance plan and will be responsible for 100% of the cost of participation.

SECTION VIII.  COMPLETE AGREEMENT

	This Agreement contains the complete agreement concerning the employment arrangement between the parties hereto and shall, as of the effective date hereof, supersede all other agreements between the parties. The parties hereto stipulate that neither of them has made any representation with respect to the subject matter of this Agreement or any representations including the execution and delivery hereof, except such representations as are specifically set forth herein and each of the parties hereto acknowledges that he or it has relied on his or its own judgment in entering into this Agreement. The parties hereto further acknowledge that any payments or representations that may have heretofore been made by either of them to the other are of no effect and that neither of them has relied thereon in connection with his or its dealings with the other.

SECTION IX.  WAIVER; MODIFICATION

	The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach hereof. No waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and no evidence of any waiver or modification shall be offered or received in evidence of any proceeding or litigation between the parties hereto arising out of, or affecting, this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this Section IX may not be waived except as herein set forth.

SECTION X.  SEVERABILITY

	All agreements and covenants contained herein are severable, and in the event any one of them, with the exception of those contained in Sections I, III, IV and V hereof, shall be held to be invalid in any proceeding or litigation between the parties, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

SECTION XI.  NOTICES

	Any and all notices will be sufficient if furnished in writing, sent by registered mail to his last known residence, in case of Employee, or, in case of Employer, to its principal office address.

SECTION XII.  CORPORATE AUTHORITY OF EMPLOYER

	The provisions of this Agreement required to be approved by the Board of Directors of Employer have been so approved and authorized.

SECTION XIII.  NO LEGAL DISABILITY OF EMPLOYEE

	Employee is under no legal disability with respect to his entering into this Agreement.

SECTION XIV.  COUNTERPARTS

	This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original and, together, shall constitute one and the same agreement, with one counterpart being delivered to each party hereto.

SECTION XV.  BENEFIT

	The provisions of this Agreement shall extend to the successors, surviving corporations and assigns of Employer and to any purchaser of substantially all of the assets and business of Employer. The term "Employer" shall be deemed to include Internet Media Corporation, the parent of Employer, any joint venture, partnership, limited liability company, corporation or other juridical entity, in which Employer shall have an interest, financial or otherwise.

SECTION XVI.  ARBITRATION

	The parties agree that any dispute arising between them related to this Agreement or the performance hereof shall be submitted for resolution to the American Arbitration Association for arbitration in the Dallas, Texas, office of the Association under the then-current rules of arbitration. The Arbitrator or Arbitrators shall have the authority to award to the prevailing party its reasonable costs and attorneys fees. Any award of the Arbitrators may be entered as a judgment in any court competent jurisdiction.

	Notwithstanding the provisions contained in the foregoing paragraph, the parties hereto agree that Employer may, at its election and without delivering the notice to Employee required in Section VII(B) hereof, seek injunctive or other equitable relief from a court of competent jurisdiction for a violation or violations by Employee of the Confidentiality Agreement or the Non-Competition Agreement.

SECTION XVII.  GOVERNING LAW

	It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Idaho, and that, in any action, special proceeding or other proceeding that may be brought arising out of, in connection with or by reason of this Agreement, the laws of the State of Idaho shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any such action or special proceeding may be instituted.

	IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the 29th day of January, 1999.

"EMPLOYER":                   "EMPLOYEE":

CYBERHIGHWAY, INC.

                              /s/ David W. Brown
                              David W. Brown, individually
By: /s/ Julius W. Basham, II
       Julius W. Basham, II
       President

-------------------
EXHIBIT 10.4
-------------------

January 29, 1999


Internet Media Corporation
8748 Quarters Lake Road
Baton Rouge, Louisiana 70809

	Re:	Confidentiality Agreement

Gentlemen:

	In connection with the execution of an employment agreement (the "Employment Agreement") between the undersigned and Internet Media Corporation (together with affiliates, including CyberHighway, Inc., the "Company"), the Company will furnish each to the undersigned certain information concerning its business, financial position, operations, business contacts, assets and liabilities, as well as certain items of equipment useful in the Wireless Internet access business. As a condition to such information's being furnished to the undersigned and as a condition to the undersigned's entering into an employment agreement with the Company, the undersigned agrees to treat any information concerning the Company (whether prepared by the Company, its advisors, or otherwise, and irrespective of the form of communication) which is furnished to the undersigned now or in the future by or on behalf of the Company (together with the material described below, herein collectively referred to as the "Confidential Material") in accordance with the provisions of this letter agreement, and to take or abstain from taking certain other actions hereinafter set forth.

	The undersigned understands that the term "Confidential Material" also includes all notes, analysis, compilations, studies, interpretations or other documents prepared by the Company or its representatives which contain, reflect or are based upon, in whole or in part, the information furnished to the undersigned. The term "Confidential Material" does not include information which (A) is or becomes generally available to the public other than as a result of a disclosure by the undersigned, or (B) was lawfully within the undersigned's possession prior to its being furnished to the undersigned by or on behalf of the Company, provided that the source of such information was not known by the undersigned to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Company or any other party with respect to such information, or (C) is disclosed to the undersigned by a third party, provided that such third party was not known by the undersigned to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Company or any other party with respect to such information.

	The undersigned hereby agrees that he will use the Confidential Material solely in connection with the undersigned's performance of his duties under the employment agreement, that the Confidential Material will be kept confidential and that the undersigned will not disclose any of the Confidential Material in any manner whatsoever.

	The undersigned hereby agrees that he shall not reverse engineer, reverse assemble or otherwise attempt to recreate or duplicate any model or working model capable of performing the functions of any portion or all of the Company's Wireless Internet access system included in the Confidential
Material.


	In addition, the undersigned agrees that, without the prior written consent of the Company, the undersigned will not disclose to any other person the fact that the Confidential Material has been made available to the undersigned, that discussions or negotiations are taking place concerning a possible transaction involving the Company, or any of the terms, conditions or other facts with respect thereto (including the status thereof), unless, in the opinion of the undersigned's counsel, such disclosure must be made by the undersigned in order that the undersigned not commit a violation of law. The term "person" as used in this letter agreement shall be broadly interpreted to include the media and any corporation, partnership, group, individual or other entity, but shall not include the Securities and Exchange Commission or the Federal Trade Commission as to any required filing with either such agency.

	In the event that the undersigned is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Confidential Material, the undersigned will provide the Company with prompt written notice of any such request or requirement so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this letter agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Company, the undersigned is, nonetheless, in the opinion of counsel, legally compelled to disclose Confidential Material, the undersigned may, without liability hereunder, disclose only that portion of the Confidential Material specifically required by an order of Court. Additionally, the undersigned shall make every reasonable effort and take every reasonable action, including, without limitation, by cooperating with the Company, to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material.

	Upon termination of the Employment Agreement or at any time upon the request of the Company, the undersigned will promptly deliver to the Company or certify destruction of, at the Company's direction, all Confidential Material (and all copies thereof) furnished to the undersigned by or on behalf of the Company pursuant hereto. All oral Confidential Material provided to the undersigned shall continue to be held confidential hereunder. Notwithstanding the return or destruction of the Confidential Material, the undersigned will continue to be bound by obligations of confidentiality hereunder.

	The undersigned agrees that the Company, without prejudice to any rights to judicial relief he may otherwise have, shall be entitled to equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this letter agreement and that the undersigned will not oppose the granting of such relief. The undersigned also agrees that he will not seek and agrees to waive any requirement for the securing and posting of a bond in connection with the Company's seeking or obtaining such relief. In the event of litigation relating to this letter agreement, if a court of competent jurisdiction determines that the undersigned has breached this letter agreement, then the undersigned will be liable to pay to the Company the reasonable legal fees incurred in connection with such litigation, including any appeal therefrom. Also, in the event a court of competent jurisdiction determines that the undersigned has not breached this letter agreement, then the Company will be liable to pay to the undersigned the reasonable legal fees incurred in connection with such litigation, including any appeal therefrom.

	This letter agreement is for the benefit of the Company, and shall be construed (both as to validity and performance) and enforced in accordance with, and governed by, the laws of the State of Idaho applicable to agreements made and to be performed wholly within such jurisdiction. This letter agreement shall remain in full force and effect until terminated by the Company.

	Please confirm your agreement with the foregoing by signing and returning one copy of this letter to the undersigned whereupon this letter agreement shall become a binding agreement.

Very truly yours,


/s/ Julius W. Basham, II
Julius W. Basham, II

AGREED AND ACCEPTED as
of the date first written above:

INTERNET MEDIA CORPORATION


By: /s/ David M. Loflin
	David M. Loflin
	President

--------------------
EXHIBIT 10.5
--------------------

January 29, 1999


CyberHighway, Inc.
3350 Americana Terrace
Suite 350
Boise, Idaho 83706

	Re:	Confidentiality Agreement

Gentlemen:

	In connection with the execution of an employment agreement (the "Employment Agreement") between the undersigned and CyberHighway, Inc. (together with affiliates, including Internet Media Corporation, the "Company"), the Company will furnish each to the undersigned certain information concerning its business, financial position, operations, business contacts, assets and liabilities, as well as certain items of equipment useful in the Wireless Internet access business. As a condition to such information's being furnished to the undersigned and as a condition to the undersigned's entering into an employment agreement with the Company, the undersigned agrees to treat any information concerning the Company (whether prepared by the Company, its advisors, or otherwise, and irrespective of the form of communication) which is furnished to the undersigned now or in the future by or on behalf of the Company (together with the material described below, herein collectively referred to as the "Confidential Material") in accordance with the provisions of this letter agreement, and to take or abstain from taking certain other actions hereinafter set forth.

	The undersigned understands that the term "Confidential Material" also includes all notes, analysis, compilations, studies, interpretations or other documents prepared by the Company or its representatives which contain, reflect or are based upon, in whole or in part, the information furnished to the undersigned. The term "Confidential Material" does not include information which (A) is or becomes generally available to the public other than as a result of a disclosure by the undersigned, or (B) was lawfully within the undersigned's possession prior to its being furnished to the undersigned by or on behalf of the Company, provided that the source of such information was not known by the undersigned to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Company or any other party with respect to such information, or (C) is disclosed to the undersigned by a third party, provided that such third party was not known by the undersigned to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Company or any other party with respect to such information.

	The undersigned hereby agrees that he will use the Confidential Material solely in connection with the undersigned's performance of his duties under the employment agreement, that the Confidential Material will be kept confidential and that the undersigned will not disclose any of the Confidential Material in any manner whatsoever.

	The undersigned hereby agrees that he shall not reverse engineer, reverse assemble or otherwise attempt to recreate or duplicate any model or working model capable of performing the functions of any portion or all of the Company's Wireless Internet access system included in the Confidential
Material.

	In addition, the undersigned agrees that, without the prior written consent of the Company, the undersigned will not disclose to any other person the fact that the Confidential Material has been made available to the undersigned, that discussions or negotiations are taking place concerning a possible transaction involving the Company, or any of the terms, conditions or other facts with respect thereto (including the status thereof), unless, in the opinion of the undersigned's counsel, such disclosure must be made by the undersigned in order that the undersigned not commit a violation of law. The term "person" as used in this letter agreement shall be broadly interpreted to include the media and any corporation, partnership, group, individual or other entity, but shall not include the Securities and Exchange Commission or the Federal Trade Commission as to any required filing with either such agency.

	In the event that the undersigned is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Confidential Material, the undersigned will provide the Company with prompt written notice of any such request or requirement so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this letter agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Company, the undersigned is, nonetheless, in the opinion of counsel, legally compelled to disclose Confidential Material, the undersigned may, without liability hereunder, disclose only that portion of the Confidential Material specifically required by an order of Court. Additionally, the undersigned shall make every reasonable effort and take every reasonable action, including, without limitation, by cooperating with the Company, to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material.

	Upon termination of the Employment Agreement or at any time upon the request of the Company, the undersigned will promptly deliver to the Company or certify destruction of, at the Company's direction, all Confidential Material (and all copies thereof) furnished to the undersigned by or on behalf of the Company pursuant hereto. All oral Confidential Material provided to the undersigned shall continue to be held confidential hereunder. Notwithstanding the return or destruction of the Confidential Material, the undersigned will continue to be bound by obligations of confidentiality hereunder.

	The undersigned agrees that the Company, without prejudice to any rights to judicial relief he may otherwise have, shall be entitled to equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this letter agreement and that the undersigned will not oppose the granting of such relief. The undersigned also agrees that he will not seek and agrees to waive any requirement for the securing and posting of a bond in connection with the Company's seeking or obtaining such relief. In the event of litigation relating to this letter agreement, if a court of competent jurisdiction determines that the undersigned has breached this letter agreement, then the undersigned will be liable to pay to the Company the reasonable legal fees incurred in connection with such litigation, including any appeal therefrom. Also, in the event a court of competent jurisdiction determines that the undersigned has not breached this letter agreement, then the Company will be liable to pay to the undersigned the reasonable legal fees incurred in connection with such litigation, including any appeal therefrom.

	This letter agreement is for the benefit of the Company, and shall be construed (both as to validity and performance) and enforced in accordance with, and governed by, the laws of the State of Idaho applicable to agreements made and to be performed wholly within such jurisdiction. This letter agreement shall remain in full force and effect until terminated by the Company.

	Please confirm your agreement with the foregoing by signing and returning one copy of this letter to the undersigned whereupon this letter agreement shall become a binding agreement.

Very truly yours,


/s/ Wm. Kim Stimpson
Wm. Kim Stimpson

AGREED AND ACCEPTED as
of the date first written above:

CYBERHIGHWAY, INC.


By: /s/ Julius W. Basham, II

	Julius W. Basham, II
	President

--------------------
EXHIBIT 10.6
--------------------


January 29, 1999


CyberHighway, Inc.
3350 Americana Terrace
Suite 350
Boise, Idaho 83706

	Re:	Confidentiality Agreement

Gentlemen:

	In connection with the execution of an employment agreement (the "Employment Agreement") between the undersigned and CyberHighway, Inc. (together with affiliates, including Internet Media Corporation, the "Company"), the Company will furnish each to the undersigned certain information concerning its business, financial position, operations, business contacts, assets and liabilities, as well as certain items of equipment useful in the Wireless Internet access business. As a condition to such information's being furnished to the undersigned and as a condition to the undersigned's entering into an employment agreement with the Company, the undersigned agrees to treat any information concerning the Company (whether prepared by the Company, its advisors, or otherwise, and irrespective of the form of communication) which is furnished to the undersigned now or in the future by or on behalf of the Company (together with the material described below, herein collectively referred to as the "Confidential Material") in accordance with the provisions of this letter agreement, and to take or abstain from taking certain other actions hereinafter set forth.

	The undersigned understands that the term "Confidential Material" also includes all notes, analysis, compilations, studies, interpretations or other documents prepared by the Company or its representatives which contain, reflect or are based upon, in whole or in part, the information furnished to the undersigned. The term "Confidential Material" does not include information which (A) is or becomes generally available to the public other than as a result of a disclosure by the undersigned, or (B) was lawfully within the undersigned's possession prior to its being furnished to the undersigned by or on behalf of the Company, provided that the source of such information was not known by the undersigned to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Company or any other party with respect to such information, or (C) is disclosed to the undersigned by a third party, provided that such third party was not known by the undersigned to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the Company or any other party with respect to such information.

	The undersigned hereby agrees that he will use the Confidential Material solely in connection with the undersigned's performance of his duties under the employment agreement, that the Confidential Material will be kept confidential and that the undersigned will not disclose any of the Confidential Material in any manner whatsoever.

	The undersigned hereby agrees that he shall not reverse engineer, reverse assemble or otherwise attempt to recreate or duplicate any model or working model capable of performing the functions of any portion or all of the Company's Wireless Internet access system included in the Confidential
Material.

	In addition, the undersigned agrees that, without the prior written consent of the Company, the undersigned will not disclose to any other person the fact that the Confidential Material has been made available to the undersigned, that discussions or negotiations are taking place concerning a possible transaction involving the Company, or any of the terms, conditions or other facts with respect thereto (including the status thereof), unless, in the opinion of the undersigned's counsel, such disclosure must be made by the undersigned in order that the undersigned not commit a violation of law. The term "person" as used in this letter agreement shall be broadly interpreted to include the media and any corporation, partnership, group, individual or other entity, but shall not include the Securities and Exchange Commission or the Federal Trade Commission as to any required filing with either such agency.

	In the event that the undersigned is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Confidential Material, the undersigned will provide the Company with prompt written notice of any such request or requirement so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this letter agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Company, the undersigned is, nonetheless, in the opinion of counsel, legally compelled to disclose Confidential Material, the undersigned may, without liability hereunder, disclose only that portion of the Confidential Material specifically required by an order of Court. Additionally, the undersigned shall make every reasonable effort and take every reasonable action, including, without limitation, by cooperating with the Company, to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material.

	Upon termination of the Employment Agreement or at any time upon the request of the Company, the undersigned will promptly deliver to the Company or certify destruction of, at the Company's direction, all Confidential Material (and all copies thereof) furnished to the undersigned by or on behalf of the Company pursuant hereto. All oral Confidential Material provided to the undersigned shall continue to be held confidential hereunder. Notwithstanding the return or destruction of the Confidential Material, the undersigned will continue to be bound by obligations of confidentiality hereunder.

	The undersigned agrees that the Company, without prejudice to any rights to judicial relief he may otherwise have, shall be entitled to equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this letter agreement and that the undersigned will not oppose the granting of such relief. The undersigned also agrees that he will not seek and agrees to waive any requirement for the securing and posting of a bond in connection with the Company's seeking or obtaining such relief. In the event of litigation relating to this letter agreement, if a court of competent jurisdiction determines that the undersigned has breached this letter agreement, then the undersigned will be liable to pay to the Company the reasonable legal fees incurred in connection with such litigation, including any appeal therefrom. Also, in the event a court of competent jurisdiction determines that the undersigned has not breached this letter agreement, then the Company will be liable to pay to the undersigned the reasonable legal fees incurred in connection with such litigation, including any appeal therefrom.

	This letter agreement is for the benefit of the Company, and shall be construed (both as to validity and performance) and enforced in accordance with, and governed by, the laws of the State of Idaho applicable to agreements made and to be performed wholly within such jurisdiction. This letter agreement shall remain in full force and effect until terminated by the Company.

	Please confirm your agreement with the foregoing by signing and returning one copy of this letter to the undersigned whereupon this letter agreement shall become a binding agreement.

Very truly yours,


/s/ David W. Brown
David W. Brown

AGREED AND ACCEPTED as
of the date first written above:

CYBERHIGHWAY, INC.


By: /s/ Julius W. Basham, II
	Julius W. Basham, II
	President

--------------------
EXHIBIT 10.7
--------------------

	AGREEMENT NOT TO COMPETE

	THIS AGREEMENT NOT TO COMPETE is entered into by and between Internet Media Corporation, a Nevada corporation ("Employer"), and Julius W. Basham, II ("Employee").

	WHEREAS, Employee is employed by Employer as Chief Operating Officer, pursuant to an employment agreement (the "Employment Agreement"); and

	WHEREAS, as a condition to such Employment Agreement, Employee has agreed to sign and be bound by this Agreement Not to Compete; and

	NOW, THEREFORE, the parties agree as follows:

	Section 1. Covenant Not to Compete. Employee acknowledges that, as a key management employee of Employer, Employee will be involved, on a high level, in the development, implementation and management of the national and international business strategies and plans of Employer, which shall consist of Employer and such other business, units, divisions, subsidiaries or other entities of Employer, as Employer shall determine in its sole discretion from time to time. By virtue of Employee's unique and sensitive position and special background, employment of Employee by a competitor of Employer represents a serious competitive danger to Employer, and the use of Employee's talent and knowledge and information about Employer's business, strategies and plans can and would constitute a valuable competitive advantage over Employer. In view of the foregoing, Employee covenants and agrees that, if Employee's employment with Employer is terminated for any reason at any time, for a period of one year after the date of such termination, Employee will not, except as set forth in Section
1A below, engage or be engaged, in any capacity, directly or indirectly, including, but not limited to, as employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than 1% equity interest in any enterprise the securities of which are publicly traded) in any business entity engaged in competition with any business conducted by Employer on the date of termination. This Agreement
Not to Compete shall survive the termination or expiration of the Employment Agreement. If any court determines that this Agreement Not to Compete, or any part hereof, is unenforceable because the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

	Section 1A. Exceptions. There are excepted from the prohibited activities set forth in Section 1 above, the engagement by Employee in business activities related to his interests in Family Online Network, Inc., and Akers & Waterman and Associates. Additionally, any other business ventures of Employee, participation in which is approved in writing by Employer, is excepted from the prohibitions of Section 1 above.

	Section 2. Continuing Obligations. Employee agrees that, for one year following his termination of employment with Employer, Employee shall keep Employer informed of the identification of Employee's employer and the nature of such employment or of Employee's self-employment. Employer agrees that, within fifteen days after receiving notice pursuant to this
Section 2 of the identification of the prospective employer, the nature of the employment or self-employment or any change therein, Employer will advise Employee as to whether such employment constitutes a violation of
Section 1 hereof.

	Section 3. Injunctive Relief. Employee acknowledges that the violation of the covenants contained in this Agreement would be detrimental and cause irreparable injury to Employer and its affiliates which could not be compensated by money damages. Employee agrees that an injunction from a court of competent jurisdiction is the appropriate remedy for these provisions, and consents to the entry of an appropriate judgment enjoining Employee from violating these provisions in the event there is a find of their breach.

	Section 4. Severability of Covenants. Each of the covenants contained in this Agreement are independent covenants, which may be available to or relied upon by Employer and its affiliates in any court of competent jurisdiction. If any one of the separate and independent covenants shall be deemed to be unenforceable under the laws of any state of competent jurisdiction, each of the remaining covenants shall not be affected thereby. Notwithstanding the provisions of this Section 4, it is understood that every benefit received by Employee by virtue of this Agreement is consideration for each separate covenant contained herein.

	Section 5. Governing Law. This Agreement shall be governed by the laws of the State of Idaho.

	Section 6. Other Remedies. The undertakings herein shall not be construed as any limitation upon the remedies Employer might, in the absence of this Agreement, have at law or in equity.

	INTENDING to be legally bound hereby, Employer and Employee hereby duly execute this Agreement Not to Compete on the date indicated below.

                           EMPLOYER:

                           INTERNET MEDIA CORPORATION


Date: January 29, 1999	   By: /s/ David M. Loflin
                               David M. Loflin, President

                           EMPLOYEE:

Date: January 29, 1999     /s/ Julius W. Basham, II
                           Julius W. Basham, II,
                           individually

-------------------
EXHIBIT 10.8
-------------------

	AGREEMENT NOT TO COMPETE

	THIS AGREEMENT NOT TO COMPETE is entered into by and between CyberHighway, Inc., an Idaho corporation ("Employer"), and Wm. Kim Stimpson ("Employee").

	WHEREAS, Employee is employed by Employer as Affiliate Sales Manager, pursuant to an employment agreement (the "Employment Agreement"); and

	WHEREAS, as a condition to such Employment Agreement, Employee has agreed to sign and be bound by this Agreement Not to Compete; and

	NOW, THEREFORE, the parties agree as follows:

	Section 1. Covenant Not to Compete. Employee acknowledges that, as a key management employee of Employer, Employee will be involved, on a high level, in the development, implementation and management of the national and international business strategies and plans of Employer, which shall consist of Employer, the parent of Employer, Internet Media Corporation, and such other business, units, divisions, subsidiaries or other entities of Employer and the parent of Employer, as Employer shall determine in its sole discretion from time to time. By virtue of Employee's unique and sensitive position and special background, employment of Employee by a competitor of Employer represents a serious competitive danger to Employer, and the use of Employee's talent and knowledge and information about
Employer's business, strategies and plans can and would constitute a valuable competitive advantage over Employer. In view of the foregoing, Employee covenants and agrees that, if Employee's employment with Employer is terminated for any reason at any time, for a period of one year after the date of such termination, Employee will not engage or be engaged, in any capacity, directly or indirectly, including, but not limited to, as employee, agent, consultant, manager, executive, owner or stockholder
(except as a passive investor holding less than 1% equity interest in any enterprise the securities of which are publicly traded) in any business entity engaged in competition with any business conducted by Employer on the date of termination. This Agreement Not to Compete shall survive the termination or expiration of the Employment Agreement. If any court determines that this Agreement Not to Compete, or any part hereof, is unenforceable because the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

	Section 2. Continuing Obligations. Employee agrees that, for one year following his termination of employment with Employer, Employee shall keep Employer informed of the identification of Employee's employer and the nature of such employment or of Employee's self-employment. Employer agrees that, within fifteen days after receiving notice pursuant to this
Section 2 of the identification of the prospective employer, the nature of the employment or self-employment or any change therein, Employer will advise Employee as to whether such employment constitutes a violation of
Section 1 hereof.

	Section 3. Injunctive Relief. Employee acknowledges that the violation of the covenants contained in this Agreement would be detrimental and cause irreparable injury to Employer and its affiliates which could not be compensated by money damages. Employee agrees that an injunction from a court of competent jurisdiction is the appropriate remedy for these provisions, and consents to the entry of an appropriate judgment enjoining Employee from violating these provisions in the event there is a find of their breach.

	Section 4. Severability of Covenants. Each of the covenants contained in this Agreement are independent covenants, which may be available to or relied upon by Employer and its affiliates in any court of competent jurisdiction. If any one of the separate and independent covenants shall be deemed to be unenforceable under the laws of any state of competent jurisdiction, each of the remaining covenants shall not be affected thereby. Notwithstanding the provisions of this Section 4, it is understood that every benefit received by Employee by virtue of this Agreement is consideration for each separate covenant contained herein.

	Section 5. Governing Law. This Agreement shall be governed by the laws of the State of Idaho.


	Section 6. Other Remedies. The undertakings herein shall not be construed as any limitation upon the remedies Employer might, in the absence of this Agreement, have at law or in equity.

	INTENDING to be legally bound hereby, Employer and Employee hereby duly execute this Agreement Not to Compete on the date indicated below.

                                                           EMPLOYER:

                               CYBERHIGHWAY, INC.

Date: January 29, 1999         By: /s/ Julius W. Basham
                                   Julius W. Basham, II
                                   President

                                                            EMPLOYEE:


Date: January 29, 1999        /s/ Wm. Kim Stimpson
                             Wm. Kim Stimpson, individually

-------------------
EXHIBIT 10.9
-------------------

	AGREEMENT NOT TO COMPETE

	THIS AGREEMENT NOT TO COMPETE is entered into by and between CyberHighway, Inc., an Idaho corporation ("Employer"), and David W. Brown ("Employee").

		WHEREAS, Employee is employed by Employer as Network Manager, pursuant to an employment agreement (the "Employment Agreement"); and

		WHEREAS, as a condition to such Employment Agreement, Employee has agreed to sign and be bound by this Agreement Not to Compete; and

	NOW, THEREFORE, the parties agree as follows:

	Section 1. Covenant Not to Compete. Employee acknowledges that, as a key management employee of Employer, Employee will be involved, on a high level, in the development, implementation and management of the national and international business strategies and plans of Employer, which shall consist of Employer, the parent of Employer, Internet Media Corporation, and such other business, units, divisions, subsidiaries or other entities of Employer and the parent of Employer, as Employer shall determine in its sole discretion from time to time. By virtue of Employee's unique and sensitive position and special background, employment of Employee by a competitor of Employer represents a serious competitive danger to Employer, and the use of Employee's talent and knowledge and information about
Employer's business, strategies and plans can and would constitute a valuable competitive advantage over Employer. In view of the foregoing, Employee covenants and agrees that, if Employee's employment with Employer is terminated for any reason at any time, for a period of one year after the date of such termination, Employee will not, except as set forth in
Section 1A below, engage or be engaged, in any capacity, directly or indirectly, including, but not limited to, as employee, agent, consultant, manager, executive, owner or stockholder (except as a passive investor holding less than 1% equity interest in any enterprise the securities of which are publicly traded) in any business entity engaged in competition with any business conducted by Employer on the date of termination. This Agreement Not to Compete shall survive the termination or expiration of the Employment Agreement. If any court determines that this Agreement Not to Compete, or any part hereof, is unenforceable because the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

	Section 1A. Exceptions. There are excepted from the prohibited activities set forth in Section 1 above, the engagement by Employee in his development and implementation of certain custom horse management software and an on-line horse data base (horse.com).

	Section 2. Continuing Obligations. Employee agrees that, for one year following his termination of employment with Employer, Employee shall keep Employer informed of the identification of Employee's employer and the nature of such employment or of Employee's self-employment. Employer agrees that, within fifteen days after receiving notice pursuant to this
Section 2 of the identification of the prospective employer, the nature of the employment or self-employment or any change therein, Employer will advise Employee as to whether such employment constitutes a violation of
Section 1 hereof.

	Section 3. Injunctive Relief. Employee acknowledges that the violation of the covenants contained in this Agreement would be detrimental and cause irreparable injury to Employer and its affiliates which could not be compensated by money damages. Employee agrees that an injunction from a court of competent jurisdiction is the appropriate remedy for these provisions, and consents to the entry of an appropriate judgment enjoining Employee from violating these provisions in the event there is a find of their breach.

	Section 4. Severability of Covenants. Each of the covenants contained in this Agreement are independent covenants, which may be available to or relied upon by Employer and its affiliates in any court of competent jurisdiction. If any one of the separate and independent covenants shall be deemed to be unenforceable under the laws of any state of competent jurisdiction, each of the remaining covenants shall not be affected thereby. Notwithstanding the provisions of this Section 4, it is understood that every benefit received by Employee by virtue of this Agreement is consideration for each separate covenant contained herein.

	Section 5. Governing Law. This Agreement shall be governed by the laws of the State of Idaho.


	Section 6. Other Remedies. The undertakings herein shall not be construed as any limitation upon the remedies Employer might, in the absence of this Agreement, have at law or in equity.

	INTENDING to be legally bound hereby, Employer and Employee hereby duly execute this Agreement Not to Compete on the date indicated below.

                                                           EMPLOYER:

                                                           CYBERHIGHWAY, INC.


Date: January 29, 1999           By: /s/ Julius W. Basham
                                                                  Julius W.
Basham, II,
    President

                                                            EMPLOYEE:


Date: January 29, 1999             /s/ David W. Brown
                                   David W. Brown,
                                   individually
---------------------
EXHIBIT 10.10
---------------------

	VOTING AGREEMENT

	This Agreement is made this 29th day of January,1999, by and among David
M. Loflin, an individual resident of the State of Louisiana ("D. Loflin"), Waddell D. Loflin, an individual resident of the State of Louisiana ("W. Loflin"), Julius W. Basham, II, an individual resident of the State of Nevada ("Basham"), Wm. Kim Stimpson, an individual resident of the State of Idaho ("Stimpson"), and David W. Brown, an individual resident of the State of Idaho ("Brown"), in light of the following facts:

	1.	D. Loflin is the largest shareholder of Internet Media Corporation, a
Nevada corporation ("IMC"), and has voting control of IMC, and is an officer and director of IMC;

	2.	W. Loflin is a shareholder of IMC and is an officer and director of IMC;

	3.	Basham is the largest shareholder of CyberHighway, Inc., an Idaho corporation ("CyberHighway"), and has voting control of CyberHighway;

	4.	Stimpson is a shareholder of CyberHighway;

	5.	Brown is a shareholder of CyberHighway;

	6.	IMC is acquiring, by exchange of stock, all of the outstanding common stock of CyberHighway in a transaction described in Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, the result of which will be the ownership by Basham, Stimpson and Brown of a significant block of the
Common Stock of IMC and the installation of Basham as an officer and director of IMC;

	7.	Each of the parties desires to maintain the continuity of the makeup of the Board of Directors of IMC subsequent to the aforedescribed acquisition;
and

	8.	Each of the parties desires to agree to vote the Common Stock of IMC owned by them to assure that D. Loflin, W. Loflin and Basham each will be elected to the Board of Directors of IMC in the foreseeable future.

	WITNESSETH, THEREFORE, the agreement of the parties, the promises of each being consideration for the promises of the others:

I.	VOTING

	Each of the parties agrees to vote his respective shares of Common Stock of IMC, at any election of Directors of IMC, for D. Loflin, W. Loflin and Basham.

II.	CONDITION PRECEDENT

	This Agreement is conditioned on the consummation of the contemplated acquisition by IMC of all of the outstanding common stock of CyberHighway on or before February 1, 1999. Upon consummation of the contemplated acquisition, this Agreement will become irrevocable.

III.	TERM

	This Agreement shall be in force for a period of seven years from the date of mutual execution.

	IN WITNESS WHEREOF, the parties have set their hands the day and year first above written.


/s/ David M. Loflin              /s/ Waddell D. Loflin
David M. Loflin                  Waddell D. Loflin


/s/ Julius W. Basham II          /s/ Wm. Kim Stimpson
Julius W. Basham, II             Wm. Kim Stimpson


/s/ David W. Brown
David W. Brown